UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-09114

The Needham Funds, Inc.
(Exact name of registrant as specified in charter)

250 Park Avenue, 10th Floor, New York, NY 10177-1099
 (Address of principal executive offices) (Zip code)

Mr. George A. Needham, 250 Park Avenue, 10th Floor, New York, NY 10177-1099
 (Name and address of agent for service)

1-800-625-7071
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2021

Date of reporting period:  June 30, 2021

Item 1. Reports to Stockholders.

(a)	[Insert full text of semi-annual or annual report here]

Semi-Annual
Report

Needham Funds

Seeking to build wealth for long-term investors.

June 30, 2021

Needham Growth Fund

Needham Aggressive Growth Fund

Needham Small Cap Growth Fund

www.needhamfunds.com

250 Park Avenue, 10th Floor
New York, New York 10177
1-800-625-7071
www.needhamfunds.com

Semi-Annual Report
June 30, 2021

Contents
Letter from the Adviser	1
Portfolio Characteristics
Needham Growth Fund	7
Needham Aggressive Growth Fund	8
Needham Small Cap Growth Fund	9
Disclosure of Fund Expenses	11
Schedules of Investments
Needham Growth Fund	13
Needham Aggressive Growth Fund	16
Needham Small Cap Growth Fund	20
Statements of Assets and Liabilities	23
Statements of Operations	24
Statements of Changes in Net Assets	25
Financial Highlights
Needham Growth Fund	28
Needham Aggressive Growth Fund	30
Needham Small Cap Growth Fund	32
Notes to Financial Statements	34
Supplementary Information	40

This report is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.  The prospectus contains more complete information, including investment objectives, risks, expenses and charges and should be read carefully before investing or sending any money. To obtain a prospectus or summary prospectus, please call 1-800-625-7071.

Portfolios of The Needham Funds, Inc., like all mutual funds:
•	Are NOT FDIC insured
•	Have no bank guarantee
•	May lose value

The Needham Funds, Inc. are distributed by Needham & Company, LLC.

Semi-Annual Report 2021

250 Park Avenue, 10th Floor
New York, NY 10177
(800) 625-7071
www.needhamfunds.com

July 2021

Dear Shareholders, Friends of Needham, and Prospective Shareholders,

We are pleased to report Needham Funds’ results for the half-year ended June 30, 2021.  Our mission is to create wealth for long-term investors and the first half of 2021 was another step forward.

In This Letter

–	Review of First Half 2021 Performance:

o Needham Small Cap Growth Fund (NESIX/NESGX)

o Needham Growth Fund (NEEIX/NEEGX)

o Needham Aggressive Growth Fund (NEAIX/NEAGX)

–	Macroeconomic and Market Commentary

–	The Opportunity We See in Semiconductor Manufacturing

–	Closing

Needham Small Cap Growth Fund First Half 2021 Performance – Chris Retzler, Portfolio Manager

For the half-year ended June 30, 2021, the Needham Small Cap Growth Fund Institutional and Retail classes returned 20.20% and 19.77%, respectively. The Russell 2000 Index returned 17.54%.

After a strong finish to 2020, we grew cautious in the first quarter, wondering if the late-2020 momentum would continue.  We remained patient with the Fund’s cash position in January and continued to exit and trim positions into February.  We believed the market was due for a pullback, however, we did not expect such a violent and rapid selloff in February and March.  Value stocks outperformed growth stocks during this period of substantial rise in longer-term interest rates. This pullback offered a tremendous opportunity to invest most of our cash at lower prices.  We continued to deploy cash into April as the market continued to recover through the end of the second quarter.

Many of the Fund’s portfolio holdings are defined as technology companies, however, technology has permeated the entire global economy.  We achieve diversity in the portfolio through the end markets that our portfolio companies serve.  The diverse end markets of our technology holdings include advanced communications, military modernization, automotive advancement, industrial digitization, medical enhancement, 5G wireless, data center buildouts, infrastructure expansion, security improvements, and overall semiconductor processing and power management enhancements.  Many of our portfolio companies sit at the crossroads of many industries and therefore have multiple opportunities for success.  We believe this market positioning inherently gives the portfolio a natural hedge and ultimately helps reduce volatility and risk.

The Fund benefitted in the first half from its concentrated investments in Aspen Aerogels Inc. (ASPN), Sientra, Inc. (SIEN), ViewRay, Inc. (VRAY), ViaSat, Inc. (VSAT), and AXT, Inc., (AXTI).

Aspen Aerogels manufactures aerogel-based insulation and benefited from the increased opportunity in electric battery technology and the increase in electric vehicles. The expected product ramp and penetration into the EV industry should continue to grow for many years.  In June, it closed on a $75 million private placement agreement with Koch Strategic Platforms (KSP).  Aspen believes KSP’s significant investment will support its growth in forward-looking applications such as battery materials, hydrogen, carbon capture, and filtration.  At June 30, Aspen Aerogels was the Fund’s third-largest holding at 5.20% of net assets.

Sientra, a medical aesthetics company, continued to experience improved markets as the economy reopened and patients returned to both oncology and elective surgeries. We expect the company’s accelerated sales to continue.

ViewRay designs, manufactures, and markets MRIdian®, the world’s first MRI-guided radiation therapy system that can image and treat cancer patients simultaneously.  The company’s sales efforts were limited during the pandemic as capital equipment purchases by healthcare facilities were redirected towards fighting the pandemic and away from other departments such as oncology.  ViewRay has seen a substantial recovery so far in 2021 and we believe its technology is an improved approach to oncology care.  At June 30, ViewRay was the Fund’s fourth-largest holding at 4.37% of net assets.

II-IV, a materials and optoelectronic components manufacturer and long-time holding in the Fund, found its stock under pressure as it pursued the acquisition of Coherent, Inc. (COHR). Ultimately, II-VI was the winner of the competitive bidding process, and the weakened stock price allowed the Fund an opportunity to purchase stock at a reasonable price. We are excited for the final closing of the transaction and the integration of Coherent’s assets into II-VI.

Needham Funds

Needham Growth Fund First Half 2021 Performance – John Barr and Chris Retzler, Co-Portfolio Managers

For the half-year ended June 30, 2021, the Needham Growth Fund Institutional and Retail classes returned 15.38% and 15.15%, respectively. The S&P 500 Index returned 15.25%.

At June 30, the Fund’s top 10 positions were 51.77% of net assets. The Fund had an Active Share of 94.6% versus the S&P 500 and trailing 12-month turnover was 16%.

Morningstar categorizes the Fund as Mid-Cap Growth. Lipper categorizes it as Multi-Cap Core. When you hold companies for 10-15 years, and they succeed, they grow to larger market cap categories.  Needham Growth Fund’s mission is to find companies that may be compounders over many years, independent of industry or market cap.

The Fund’s top contributor was Aspen Aerogels Inc. (ASPN), the Fund’s largest position as of June 30.  Aspen Aerogels manufactures aerogel-based insulation; it announced a contract to supply its PyrothinTM thermal barriers to a major North American automobile manufacturer to prevent thermal runaway in lithium-ion batteries for electric vehicles (EVs).  On June 29, Aspen announced a $75 million equity investment by Koch Strategic Platforms (KSP).  KSP is a great partner as Aspen looks to finance a new manufacturing plant and possibly additional capital expenditures for the EV market.

Entegris Inc. (ENTG) was the Fund’s second-leading contributor based on strong first half results.  Entegris supplies filters and chemicals used in advanced semiconductor manufacturing processes.  Over time, we believe that semiconductors will increase as a percentage of industrial output, and that Entegris’ filtration and specialty materials products will grow even faster than the semiconductor industry.  The importance of additional semiconductor manufacturing capacity is currently highlighted by severe shortages, which are impacting automobile production, and by the implications of a crucial, worldwide industry that is largely dependent on manufacturing in Taiwan.  The United States, China, Europe, Korea, and India all announced plans to improve local manufacturing.  Entegris should be a beneficiary of these plans.

CarMax, Inc. (KMX), a U.S. used vehicle retailer, was the Fund’s third-leading contributor.  CarMax reported good results despite the shortage of cars.  It also continues to make progress with its omnichannel marketing and hosted an informative investor day in May. We believe CarMax will emerge as the leader in the used car market as the importance of brick and mortar stores combined with e-commerce capabilities becomes widely recognized.

PDF Solutions, Inc. (PDFS) was the Fund’s leading detractor as its legacy yield ramp business declined faster than expected.  More importantly, however, PDF’s results showed continued progress with Exensio, its big data platform for the semiconductor manufacturing industry.

FormFactor Inc. (FORM) was the other significant detractor.  FormFactor supplies test and measurement equipment for wafer processing.  Investors reacted poorly to FormFactor’s second quarter margin guidance based on an unfavorable mix of types of product revenue.  We believe the company remains well-positioned for the future.

The Fund’s most significant new positions include ACV Auctions, Inc. Class A (ACVA), Coinbase Global, Inc. Class A (COIN), ViewRay, Inc. (VRAY), and WANdisco Plc. (WAND-LSE).  The Fund’s largest complete exits were 8x8, Inc. (EGHT) and Oil-Dri Corporation of America (ODC).

Needham Aggressive Growth Fund First Half 2021 Performance – John Barr, Portfolio Manager

For the half-year ended June 30, 2021, the Needham Aggressive Growth Fund Institutional and Retail classes returned 18.59% and 18.21%, respectively. The Russell 2000 Index returned 17.54%.

At June 30, 2021, the Fund’s top ten positions were 60.53% of net assets.  The Fund had an Active Share of 98.2% versus the Russell 2000 and trailing 12-month turnover was 11%.  Morningstar and Lipper categorize the Fund as Small Cap Growth.

The Fund’s leading contributors in the first half were Aspen Aerogels (ASPN), Entegris (ENTG), Smith-Midland Corporation (SMID), Nova Measuring Instruments (NVMI), and Vicor Corporation (VICR).

Smith-Midland Corporation manufactures road barriers and other concrete products.  This micro-cap company reported strong first quarter results and solid growth in its high-margin barrier rental and licensing businesses.  CEO Ashley Smith is the third generation in this family-founded and managed business.  I first met the company at the 2019 Sidoti Spring Conference in New York.  I visited the company in Midland, Virginia several times in 2019 and early 2020 pre-COVID.  I don’t believe that many institutional investors have been to Midland!  I got a good sense of the company’s manufacturing capabilities, strong workforce, and market opportunities.  The Fund started a position in the second quarter of 2019 and added to the position each quarter through 2Q20.  The stock has appreciated over 200% since our original investment and was the Fund’s ninth-largest holding at June 30.  We believe Smith-Midland is a great candidate to compound over many years for the Fund.

Vicor Corporation makes small, modular power converters used in data centers, on servers, and in electric vehicles and transportation systems.  It has invested $400 million in new product development over the last decade. Vicor has worked with Google (GOOGL – a subsidiary of Alphabet, Inc.) on its Open Compute data centers to distribute DC (direct current) power throughout the data center rather than go through the inefficient conversions to AC (alternating current) and back again to DC.  Many artificial intelligence and machine learning applications require sophisticated power conversion and Vicor is uniquely positioned to meet these needs.

Semi-Annual Report 2021

PDF Solutions, Inc. was the leading detractor to the Fund’s performance in the first half.

The Fund started positions in ACV Auctions (ACVA), SkyWater Technology (SKYT), and WANdisco Plc (WAND LN).  We hope to build these positions over time.  The largest addition to an existing holding was to Aspen Aerogels; Aspen was the Fund’s fifth-largest holding at June 30.  We believe the market misunderstands the opportunity for the company’s insulation in electric vehicle batteries.

The Fund reduced its positions in Apple, Inc. (AAPL) and Entegris (ENTG) to manage position size.

Macroeconomic and Market Commentary – John Barr, Portfolio Manager

We believe accommodative policies have long provided a tailwind for equities. In February’s “Semi-Annual Report on Monetary Policy to the Senate,” Federal Reserve Chairman Powell said, “…  following periods when inflation has been running below 2%, appropriate monetary policy will likely aim to achieve inflation moderately above 2% for some time...we will continue to increase our holdings of Treasury securities and agency mortgage-backed securities at least at their current pace…The economy is a long way from our employment and inflation goals, and it is likely to take some time for substantial further progress to be achieved.”1

In mid-March, the $1.9 trillion American Rescue Plan Act became law. Congress and the Biden Administration quickly turned to consideration of a $2.5 trillion infrastructure bill. Details of this bill remain open but may include not just physical infrastructure, but also expanded healthcare, education, and targeted industry spending, including $50 billion for domestic semiconductor manufacturing.  The Administration seeks to raise taxes in the fall. $4.4 trillion of stimulus spending may push the equity markets higher despite the potential tax increases.2

In the fourth quarter of 2020 and the first quarter of 2021, value stocks had their most significant outperformance relative to growth stocks in 2 decades.  In the first quarter, top-performing industries were energy, materials, financials, and consumer discretionary, as the market anticipated recovery from the pandemic recession.  Vaccines, which started in mid-February, reached over 30% of the U.S. population by the end of the first quarter.  As the second quarter ended, the post-pandemic recovery was in full swing. Labor shortages in service and other industries remain.  The June 2021 unemployment rate fell to 5.9%, well below the 14.7% peak in April 2020, which was the worst since an estimated 24.9% in the Great Depression.  Approximately 2/3 of U.S. adults are now fully vaccinated as of mid-July.

Fears shifted to inflation in the second quarter.  Oil rose 18.1% and a basket of other commodities increased 9.4% in Q2.  Core CPI rose 0.7% month-over-month in May and 0.9% in April.3  Labor and inventory shortages and supply chain disruptions are prevalent, supporting the idea that some of this inflation is temporary as economies recover from shutdowns.  We look back to Chairman Powell’s goal of achieving over 2% inflation.

While supply chain disruptions may be seen as a cause of inflation, Milton Friedman said, “Inflation is always and everywhere a monetary phenomenon in the sense that it is and can be produced only by a more rapid increase in the quantity of money than in output.”  We see significant growth in the quantity of money, as witnessed by the expansion of the Federal Reserve’s balance sheet.

Despite inflation fears, 10-year U.S. Treasury rates fell in Q2 from 1.75% to 1.5%, ending a one-year uptrend from near 1.0%.  The decrease helped equities in the second quarter.4

At the June 17 Federal Reserve Board Meeting, Chairman Powell said, “You can think of this meeting that we had as the ‘talking about talking about’ meeting,” in consideration of a future interest rate increase.5  Other than Paul Volcker, we believe that Federal Reserve Board Governors have a history of accommodative policies that have long provided a tailwind for equities and are unlikely to change.

The Opportunity We See in Semiconductor Manufacturing – Commentary by John Barr

2020 brought an unprecedented economic shutdown. The pandemic accelerated trends that we have been focused on for a long time; we call this the Great Digital and Life Sciences Acceleration. I would like to zero in on the opportunities in semiconductor manufacturing.

I’ve long felt the semiconductor industry has moved beyond a cyclical, PC-driven industry to one of strategic importance. The confluence of manufacturing semiconductors for automotive, data center, machine learning, and remote work electronic systems; remaking the supply chain, and securing supplies for geopolitical needs have created a positive scenario for semiconductor manufacturing technology companies.

What does the Opportunity in Semiconductor Manufacturing Mean for Needham Funds?

Growth in advanced semiconductor manufacturing has been a dominant investment theme for Needham Funds for over 10 years. We have more dollars invested in semiconductor and semiconductor capital equipment companies than any other theme in our portfolios. We believe that our deep sector expertise, long-term positioning, and patience will result in wealth creation for our long-term investors, and we are excited about the future.

____________

[1]	https://www.banking.senate.gov/imo/media/doc/Monetary%20Policy%20Report%202-23-21.pdf
[2]	Ibid
[3]	FTSE_Russell_Monthly_Performance_Report_USD June 2021
[4]	FTSE_Russell_Monthly_Performance_Report_USD June 2021
[5]	https://www.cnbc.com/2021/06/16/fed-holds-rates-steady-but-raises-inflation-expectations-sharply-and-makes-no-mention-of-taper.html

Needham Funds

Needham Funds
Semiconductor & Semiconductor Equipment
Portfolio Holdings at June 30, 2021	% of Net Assets
Needham Aggressive Growth Fund	32.9%
Needham Growth Fund	30.8%
Needham Small Cap Growth Fund	23.2%

The Current Semiconductor Shortage

In March 2021, CNBC reported, “Ford is significantly cutting production at six plants in North America due to an ongoing global shortage of semiconductor chips. The actions vary by plant but range from overtime shift cancellations to facilities being closed for up to three weeks from April through June. The same is true at automakers around the world.”

What Types of Semiconductors Are In Short Supply?

Many types of semiconductors are experiencing a shortage, including microcontrollers, power chips, and even capacitors. Parts that are in short supply are manufactured on both advanced and older semiconductor manufacturing processes. Automotive and artificial intelligence/machine learning (AI/ML) are two areas that are short of supply. NVIDIA Corporation (NVDA) and Advanced Micro Devices, Inc. (AMD) are two of the leading suppliers of these parts and they manufacture at Taiwan Semiconductor Manufacturing Co., Ltd.

Adding capacity requires adding equipment and some of our equipment companies are sold out for quarters.

Why Did It Happen?

The auto industry has run on just-in-time manufacturing for decades. In February 2020, automakers started to cut back their semiconductor orders as the pandemic spread. When automakers cut back orders, that capacity was absorbed by remote work demand, which has not abated.

It was not until January 2021 that Ford (F) made its first disclosure of semiconductor shortages and talked of losing 10-20% of production. By then it was too late. Ford has recently said full recovery may extend into 2022.

Then came famine, pestilence, and fire. There was the general supply chain disruption from the COVID-19 pandemic, the February freeze in Texas that shut down manufacturing plants, a March fire at Renasas Electronics, a large Japanese chipmaker, and the Suez Canal shut down. All of these events disrupted semiconductor production and supply chains.

The End of Just-In-Time Inventory

In April, Taiwan Semiconductor Manufacturing (NYSE: TSM; the company name is abbreviated as TSMC) said it sees a “different approach to inventory management.” “We don’t think it’s going to revert back.” Ford said, “this will not happen again.” The CEO of On Semiconductor (ON) said, “the JIT era is not sustainable.”

The end of JIT likely means more semiconductor inventory and better terms for semiconductor makers. It means there’s a need for better analytics to understand the supply chain.

Long-Term Growth Drivers In Semiconductor Manufacturing

Today, automotive semiconductors are used for advanced driver assistance systems (ADAS) applications, including blind-spot detection, automatic braking, 360-degree radar, and front and rear cameras. Future applications include infotainment (i.e. a Tesla dashboard display), electrical/ hybrid powertrains, and battery management.

Safety is paramount in the auto industry. Semiconductors going into cars cannot fail. Mobile phones are more tolerant of semiconductor failures as they are not putting users into life or death situations. Higher reliability requires advanced manufacturing process control, test, and inspection, which requires more spending on equipment.

Electric vehicles (EVs) are coming fast and bring a step-change in semiconductor content. General Motors (GM) expects to have 35 new EV models by 2025. Ford recently announced the exciting F150 Lightning EV. EVs use over $1,200 of semiconductors per car, compared to $300 today. Level 3 autonomous cars will use over $2,000 and fully self-driving cars will use even more.

Industry Investment In Manufacturing Capacity

How is the semiconductor manufacturing industry responding to the shortages and increased demand? TSMC has a near-monopoly on leading-edge manufacturing for fabless chip companies like Apple, NVIDIA, Broadcom, Inc. (AVGO), and Advanced Micro Devices, Inc. (AMD). Leading-edge technology is important because it allows semiconductors to do more and use less power. TSMC recently announced a $100 billion, 3-year capital expenditure plan. This is an unprecedented length and amount of spending. The company expects 10-15% annual revenue growth. I believe this spending level may lead to over 20% annual growth. TSMC is a holding of the Needham Aggressive Growth Fund and the Needham Growth Fund.

Semi-Annual Report 2021

Samsung Electronic Co., Ltd. (005930-KR) is TSMC’s only close competitor in technology, but they are geared to manufacture for internal customers. There is talk of a new $10 billion Samsung plant in Texas.

Over the last 3-4 years, Intel Corporation (INTC) has fallen well behind TSMC, which means the U.S. lacks leading-edge semiconductor manufacturing. At the beginning of 2021, industry observers wondered whether Intel should give up on advanced manufacturing. In February 2021, Intel announced the return of Pat Gelsinger as CEO. In March, Gelsinger announced an aggressive plan committing Intel to manufacturing. It includes $20 billion of capital expenditures in 2021 versus just $14 billion 2 years ago, and a $20 billion plan to build two new semiconductor fabrication plants in Arizona to serve fabless customers. However, TSMC is not just ahead on the technology but also knows how to develop the software and systems to support external customers.

Geopolitics Of Semiconductor Manufacturing

What do you think about almost all of the world’s leading-edge semiconductors being manufactured on an island 100 miles off the shore of China? And that island is claimed by China; recently China has sent military aircraft over Taiwan and it has rattled the markets. I believe that the status quo in Taiwan will last for a long time, while Taiwan gradually moves into China’s orbit.

With the pandemic, U.S. businesses recognize that they need more resilient and closer supply chains. Politicians recognize that the United States should not be dependent on Taiwan. There is bipartisan support for a proposed $50 billion bill for U.S. semiconductor manufacturing.

In the fall of 2020, TSMC announced a 20,000 wafers per month facility in Arizona and bought 1,100 acres of land. Newly public SkyWater Technology, Inc. (SKYT) recently opened the first new semiconductor fab on U.S. soil in 20 years. They have a special radiation-hardened process required for the aerospace industry.

Sovereign Buyers

While those industry investments are important, governments are recognizing the importance of having domestic manufacturing. There is bipartisan support in the U.S. for the $50 billion CHIPS Act to invest in semiconductor manufacturing and research. China is way behind in semiconductor manufacturing and with the U.S. banning sales to Huawei and other Chinese companies, they had a wake-up call. China has an ambitious plan to become self-sufficient in semiconductors by 2030.

Then there’s Europe, which 30 years ago, produced 44% of the world’s semiconductors. It is down to 10%, and the European Commission wants to double that.

There’s also India, which completely lacks semiconductor manufacturing. As an emerging economic power, we believe it needs domestic manufacturing to go along with its nascent design companies.

Conclusion – The Opportunity We See In Semiconductor Manufacturing

Growth in advanced semiconductor manufacturing has been a dominant investment theme for Needham Funds for over 10 years. We have more dollars invested in semiconductor and semiconductor capital equipment companies than any other theme in our portfolios. We believe that our deep sector expertise, long-term positioning, and patience will result in wealth creation for our long-term investors, and we are excited about the future.

Closing

We believe the U.S. remains the best place in the world to be investing, and we continue to see an opportunity to invest in small and mid-cap stocks. Most importantly, we see a revolution happening in technology that has created and continues to create investment opportunities.  We see opportunity in our strategy of investing in companies that we know well and that we believe are positioned with secular growth drivers.

We welcome our new investors and thank all of our investors for their continued support. If you have any questions, thoughts, or concerns, please contact us at (800) 625-7071 or jbarr@needhamco.com and cretzler@needhamco.com. For information about the Needham Funds, please visit our website at www.needhamfunds.com.

Sincerely,

Chris Retzler,	John O. Barr,
Portfolio Manager	Portfolio Manager

Needham Funds

The information presented in this commentary is not intended as personalized investment advice and does not constitute a recommendation to buy or sell a particular security or other investments.

This message is not an offer of the Needham Growth Fund, the Needham Aggressive Growth Fund, or the Needham Small Cap Growth Fund. Shares are sold only through the currently effective prospectus. Please read the prospectus or summary prospectus and consider the investment objectives, risks and charges, and expenses of the Funds carefully before you invest. The prospectus and summary prospectus contain this and other information about the Funds and can be obtained on our website, www.needhamfunds.com.

Investment returns and principal value will fluctuate, and when redeemed, shares may be worth more or less than their original cost.  Performance data quoted represents past performance and does not guarantee future results. Current performance may be higher or lower than these results. Performance current to the most recent month-end may be obtained by calling our transfer agent at 1-800-625-7071.  Total return figures include reinvestment of all dividends and capital gains.

All three of the Needham Funds have substantial exposure to small and micro capitalized companies. Funds holding smaller capitalized companies are subject to greater price fluctuation than those of larger companies.

Needham & Company, LLC, member FINRA/SIPC, is the distributor of The Needham Funds, Inc.

The source of the data for each of the Russell 2000 Index and the Russell 3000 Index (together, the “Indexes”) is the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”).  © LSE Group 2021.  All rights in the Indexes vest in the relevant LSE Group company which owns the Index.  The Indexes are calculated by or on behalf of FTSE International Limited or its affiliate, agent, or partner.  Neither the LSE Group nor its licensors accept any liability for any errors or omissions in the Indexes; no party may rely on the Index returns shown; and the LSE Group makes no claim, prediction, warranty, or representation about the Fund or the suitability of the Indexes with respect to the Fund.  No further distribution of data from the LSE Group is permitted without the relevant LSE Group company’s express written consent.  The LSE Group is not connected to the Fund and does not promote, sponsor or endorse the Fund or the content of this semi-annual report.

Semi-Annual Report 2021

NEEDHAM GROWTH FUND	Retail Class
Portfolio Characteristics (Unaudited)	Ticker Symbol: NEEGX
Institutional Class
Ticker Symbol: NEEIX

Comparison of Change in Value of a $10,000 Investment

The chart above assumes an initial gross investment of $10,000 made on January 1, 1996.

Comparative Performance Statistics as of June 30, 2021

	1	5	10	Since
	Year	Years	Years	Inception
Needham Growth Fund Retail Class(1)(2)	53.54%	19.84%	12.89%	14.05%
Needham Growth Fund Institutional Class(1)(3)	54.15%	n/a	n/a	20.41%
S&P 500 Index(4)(5)	40.79%	17.65%	14.84%	9.97%(8)
S&P MidCap 400 Index(4)(6)	53.24%	14.29%	12.40%	11.92%(8)
Russell 2000 Index(4)(7)	62.03%	16.47%	12.34%	9.56%(8)

Top Ten Holdings*
(as a % of investments†, as of June 30, 2021)

		% of
Security		Investments
Aspen Aerogels, Inc.	ASPN	8.10%
Entegris, Inc.	ENTG	7.93%
Thermo Fisher Scientific, Inc.	TMO	6.86%
CarMax, Inc.	KMX	5.72%
PDF Solutions, Inc.	PDFS	5.17%
Vicor Corp.	VICR	4.65%
Comcast Corp.	CMCSA	3.79%
KVH Industries, Inc.	KVHI	3.50%
Nova Measuring Instruments, Ltd. (Israel)	NVMI	3.09%
FormFactor, Inc.	FORM	2.94%
Top Ten Holdings = 51.75% of Total Investments

Sector Weightings*
(as a % of net exposure, as of June 30, 2021)

			Net
Sector(9)	Long(10)	(Short)	Exposure(11)
Cash	0.6%	—	0.6%
Communication Services	4.3%	—	4.3%
Consumer Discretionary	5.7%	—	5.7%
Energy	8.6%	—	8.6%
Financials	0.1%	—	0.1%
Health Care	17.0%	—	17.0%
Industrials	6.6%	—	6.6%
Information Technology	56.8%	—	56.8%
Real Estate	0.3%	—	0.3%

Needham Funds

NEEDHAM AGGRESSIVE GROWTH FUND	Retail Class
Portfolio Characteristics (Unaudited)	Ticker Symbol: NEAGX
Institutional Class
Ticker Symbol: NEAIX

Comparison of Change in Value of a $10,000 Investment

The chart above assumes an initial gross investment of $10,000 made on September 4, 2001.

Comparative Performance Statistics as of June 30, 2021

	1	5	10	Since
	Year	Years	Years	Inception
Needham Aggressive Growth Fund Retail Class(1)(2)	58.82%	23.22%	14.27%	12.07%
Needham Aggressive Growth Fund Institutional Class(1)(3)	59.96%	n/a	n/a	21.73%
S&P 500 Index(4)(5)	40.79%	17.65%	14.84%	9.10%(8)
Russell 2000 Index(4)(7)	62.03%	16.47%	12.34%	9.86%(8)

Top Ten Holdings*
(as a % ofinvestments†, as of June 30, 2021)

		% of
Security		Investments
Entegris, Inc.	ENTG	9.52%
Vicor Corp.	VICR	9.24%
Nova Measuring Instruments, Ltd. (Israel)	NVMI	7.03%
PDF Solutions, Inc.	PDFS	6.91%
Aspen Aerogels, Inc.	ASPN	6.06%
Apple, Inc.	AAPL	6.00%
KVH Industries, Inc.	KVHI	5.17%
MKS Instruments, Inc.	MKSI	4.46%
Smith-Midland Corp.	SMID	3.69%
CarMax, Inc.	KMX	2.87%
Top Ten Holdings = 60.95% of Total Investments

Sector Weightings*
(as a % of net exposure, as of June 30, 2021)

			Net
Sector(9)	Long(10)	(Short)	Exposure(11)
Cash	1.0%	—	1.0%
Communication Services	0.1%	—	0.1%
Consumer Discretionary	2.9%	—	2.9%
Consumer Staples	1.6%	—	1.6%
Energy	6.1%	—	6.1%
Financials	1.9%	—	1.9%
Health Care	7.3%	—	7.3%
Industrials	13.6%	—	13.6%
Information Technology	61.5%	—	61.5%
Materials	3.7%	—	3.7%
Real Estate	0.3%	—	0.3%

Semi-Annual Report 2021

NEEDHAM SMALL CAP GROWTH FUND	Retail Class
Portfolio Characteristics (Unaudited)	Ticker Symbol: NESGX
Institutional Class
Ticker Symbol: NESIX

Comparison of Change in Value of a $10,000 Investment

The chart above assumes an initial gross investment of $10,000 made on May 22, 2002.

Comparative Performance Statistics as of June 30, 2021

	1	5	10	Since
	Year	Years	Years	Inception
Needham Small Cap Growth Fund Retail Class(1)(2)	79.24%	32.42%	16.75%	14.84%
Needham Small Cap Growth Fund Institutional Class(1)(3)	80.52%	n/a	n/a	31.75%
S&P 500 Index(4)(5)	40.79%	17.65%	14.84%	9.64%(8)
Russell 2000 Index(4)(7)	62.03%	16.47%	12.34%	9.86%(8)

Top Ten Holdings*
(as a % of investments†, as of June 30, 2021)

		% of
Security		Investments
Fluidigm Corp.	FLDM	7.45%
Photronics, Inc.	PLAB	6.58%
Aspen Aerogels, Inc.	ASPN	5.22%
ViewRay, Inc.	VRAY	4.39%
Intevac, Inc.	IVAC	4.17%
PDF Solutions, Inc.	PDFS	4.16%
Vishay Precision Group, Inc.	VPG	3.99%
Akoustis Technologies, Inc.	AKTS	3.91%
Veeco Instruments, Inc.	VECO	3.91%
Cornerstone OnDemand, Inc.	CSOD	3.88%
Top Ten Holdings = 47.66% of Total Investments

Sector Weightings*
(as a % of net exposure, as of June 30, 2021)

			Net
Sector(9)	Long(10)	(Short)	Exposure(11)
Cash	10.8%	—	10.8%
Energy	6.1%	—	6.1%
Financials	0.4%	—	0.4%
Health Care	15.4%	—	15.4%
Industrials	1.1%	—	1.1%
Information Technology	65.3%	—	65.3%
Materials	0.9%	—	0.9%

Needham Funds

Each Fund’s performance figures are for the periods ended June 30, 2021.  The performance data quoted is historical.  Past performance is no guarantee of future results.  Current performance may be higher or lower than the performance data quoted.  The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  To obtain performance information current to the most recent month-end, please visit www.needhamfunds.com or call 1-800-625-7071.  The returns shown above are net of expenses.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares.  In the absence of fee waivers and expense reimbursements, when they are necessary to keep the Fund’s total annual operating expenses at the expense cap currently in effect, total return would be reduced.  Performance figures for periods greater than one year are annualized.  For information about each index shown above, please see the notes below.  The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”).

(1)	Investment results calculated after reinvestment of dividends.
(2)	The inception date of the Retail Class of each Fund was as follows: Needham Growth Fund – 1/1/96; Needham Aggressive Growth Fund – 9/4/01; and Needham Small Cap Growth Fund – 5/22/02.
(3)	The inception date of the Institutional Class of each Fund was 12/30/16.
(4)	It is not possible to invest directly in an index. The performance of the index does not include the deduction of expenses associated with a mutual fund, such as investment management fees.
(5)
The S&P 500 Index focuses on the large-cap sector of the market; however, since it includes a significant portion of the total value of the market, it also is considered representative of the market.  Companies in the S&P 500 are considered leading companies in leading industries.

(6)
The S&P MidCap 400 Index provides investors with a benchmark for mid-sized companies.  The index seeks to remain an accurate measure of mid-sized companies, reflecting the risk and return characteristics of the broader mid-cap universe on an on-going basis.

(7)
The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe.  The Russell 2000 Index is a subset of the Russell 3000 Index representing approximately 8% of the total market capitalization of that index.  The Russell 2000 Index includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.

(8)
The return shown for the index is from the inception date of the Retail Class.  The returns for the S&P 500 Index, S&P MidCap 400 Index and the Russell 2000 Index from the inception date of the Institutional Class are 17.81%, 13.15%, 14.04%, respectively.

(9)	These categories represent broad market sectors. Refer to the Schedule of Investments for a more detailed categorization by industry.
(10)	Percentage of total investments includes all stocks, plus cash.
(11)	Net exposure represents the difference between the long exposure and the short exposure, which produces the net investment exposure.
*	Current portfolio holdings may not be indicative of future portfolio holdings.
†	Percentage of total investments.

Semi-Annual Report 2021

Disclosure of Fund Expenses (Unaudited)

The following expense table is shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of a Portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. A Portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in each Portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of a six-month period and held for the entire period. The expense example table below illustrates your fund’s cost in two ways:

•
Actual Expenses.  This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the Portfolio’s actual return, and “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Portfolio under the heading entitled “Expenses Paid During Period”.

•
Hypothetical Expenses on a 5% Return.  This section is intended to help you compare your Portfolio’s costs with those of other mutual funds. It assumes that the Portfolio had a return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Portfolio’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess your Portfolio’s cost by comparing this hypothetical example with the hypothetical examples that appear in shareholders reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Needham Funds

For the Period January 1, 2021 to June 30, 2021

Expense Example Table (Unaudited)

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period*
	1/1/21	6/30/20	1/1/21 – 6/30/21	1/1/21 – 6/30/21
Needham Growth Fund
Retail Class Actual Expenses	$1,000.00	$1,151.50	$ 9.39	1.76%
Retail Class Hypothetical Example
for Comparison Purposes
(5% return before expenses)	$1,000.00	$1,016.07	$ 8.80	1.76%
Institutional Class Actual Expenses	$1,000.00	$1,153.80	$ 7.48	1.40%
Institutional Class Hypothetical
Example for Comparison Purposes
(5% return before expenses)	$1,000.00	$1,017.85	$ 7.00	1.40%

Needham Aggressive Growth Fund
Retail Class Actual Expenses	$1,000.00	$1,182.10	$10.01	1.85%
Retail Class Hypothetical Example
for Comparison Purposes
(5% return before expenses)	$1,000.00	$1,015.62	$ 9.25	1.85%
Institutional Class Actual Expenses	$1,000.00	$1,185.90	$ 6.40	1.18%
Institutional Class Hypothetical
Example for Comparison Purposes
(5% return before expenses)	$1,000.00	$1,018.94	$ 5.91	1.18%

Needham Small Cap Growth Fund
Retail Class Actual Expenses	$1,000.00	$1,197.70	$10.08	1.85%
Retail Class Hypothetical Example
for Comparison Purposes
(5% return before expenses)	$1,000.00	$1,015.62	$ 9.25	1.85%
Institutional Class Actual Expenses	$1,000.00	$1,202.00	$ 6.44	1.18%
Institutional Class Hypothetical
Example for Comparison Purposes
(5% return before expenses)	$1,000.00	$1,018.94	$ 5.91	1.18%

*	Expenses are equal to the average account value times the Portfolio’s annualized expense ratio multiplied 181/365 (to reflect the one-half-year period).

Semi-Annual Report 2021

Needham Growth Fund
Schedule of Investments
June 30, 2021 (Unaudited)

	Shares	Value
Common Stocks (99.5%)

Aerospace & Defense (0.6%)
Parsons Corp. (a)	22,500	$885,600

Biotechnology (2.2%)
G1 Therapeutics, Inc. (a)	17,500	383,950
Gilead Sciences, Inc.	45,000	3,098,700
		3,482,650
Capital Markets (0.1%)
Coinbase Global, Inc. – Class A (a)	850	215,305

Commercial Services & Supplies (0.9%)
ACV Auctions, Inc. – Class A (a)	40,000	1,025,200
Clean Harbors, Inc. (a)	3,500	325,990
		1,351,190
Communications Equipment (6.4%)
ADTRAN, Inc.	85,000	1,755,250
Cambium Networks Corp. (Cayman Islands) – ADR (a)	42,500	2,054,875
KVH Industries, Inc. (a)	450,000	5,535,000
ViaSat, Inc. (a)(b)	15,000	747,600
		10,092,725
Electrical Equipment (4.7%)
Vicor Corp. (a)	69,500	7,348,930

Electronic Equipment, Instruments & Components (4.2%)
Arlo Technologies, Inc. (a)	40,000	270,800
Corning, Inc.	32,500	1,329,250
FARO Technologies, Inc. (a)	7,500	583,275
II-VI, Inc. (a)	13,000	943,670
IPG Photonics Corp. (a)	6,250	1,317,312
Vishay Intertechnology, Inc. (a)	61,050	1,376,678
Vishay Precision Group, Inc.	25,000	851,000
		6,671,985
Energy Equipment & Services (8.1%)
Aspen Aerogels, Inc. (a)	428,000	12,805,760

Entertainment (0.1%)
World Wrestling Entertainment, Inc. – Class A	3,500	202,615

Health Care Equipment & Supplies (6.6%)
Becton Dickinson & Co.	19,000	4,620,610
CryoPort, Inc. (a)	42,500	2,681,750
Medtronic PLC (Ireland) – ADR	20,000	2,482,600
ViewRay, Inc. (a)	100,000	660,000
		10,444,960
Health Care Providers & Services (1.0%)
Laboratory Corp. of America Holdings (a)	3,700	1,020,645
Quest Diagnostics, Inc.	3,750	494,888
		1,515,533
Health Care Technology (0.1%)
Convey Holding Parent, Inc. (a)	10,955	124,668
Doximity, Inc. – Class A (a)	1,094	63,671
		188,339

See accompanying notes to financial statements.

Needham Funds

Needham Growth Fund
Schedule of Investments (Continued)
June 30, 2021 (Unaudited)

	Shares	Value
Common Stocks – Continued

Industrial Conglomerates (0.3%)
Honeywell International, Inc.	2,500	$548,375

Interactive Media & Services (0.4%)
Alphabet, Inc. – Class A (a)	250	610,447

IT Services (3.3%)
Akamai Technologies, Inc. (a)(b)	33,500	3,906,100
BigCommerce Holdings, Inc. – Series 1 (a)	20,000	1,298,400
		5,204,500
Life Sciences Tools & Services (7.1%)
Bruker Corp.	2,000	151,960
Fluidigm Corp. (a)	35,250	217,140
Thermo Fisher Scientific, Inc.	21,500	10,846,105
		11,215,205
Media (3.8%)
Comcast Corp. – Class A	105,000	5,987,100

Oil, Gas & Consumable Fuels (0.5%)
Chevron Corp.	5,000	523,700
Navigator Holdings, Ltd. (Marshall Islands) – ADR (a)	22,500	246,375
		770,075
Real Estate Investment Trusts (REITs) (0.3%)
American Tower Corp.	1,750	472,745

Semiconductors & Semiconductor Equipment (30.8%) (d)
Allegro MicroSystems, Inc. (a)	17,500	484,750
Applied Materials, Inc.	9,000	1,281,600
AXT, Inc. (a)	300,000	3,294,000
Entegris, Inc.	102,000	12,542,940
FormFactor, Inc. (a)	127,500	4,648,650
Lam Research Corp.	2,500	1,626,750
Marvell Technology, Inc.	3,500	204,155
MKS Instruments, Inc.	23,500	4,181,825
NeoPhotonics Corp. (a)	115,200	1,176,192
Nova Measuring Instruments, Ltd. (Israel) – ADR (a)	47,500	4,887,275
PDF Solutions, Inc. (a)	450,000	8,181,000
Photronics, Inc. (a)	150,000	1,981,500
SiTime Corp. (a)	12,500	1,582,375
SkyWater Technology, Inc. (a)	15,000	429,750
Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan) – ADR	9,000	1,081,440
Veeco Instruments, Inc. (a)	47,500	1,141,900
		48,726,102
Software (8.2%)
The Trade Desk, Inc. – Class A (a)	47,500	3,674,600
Alkami Technology, Inc. (a)	2,044	72,909
Alteryx, Inc. – Class A (a)	5,000	430,100
Appian Corp. (a)	2,500	344,375
ChannelAdvisor Corp. (a)	35,000	857,850
Coupa Software, Inc. (a)	2,500	655,275
Datadog, Inc. – Class A (a)	7,500	780,600
Duck Creek Technologies, Inc. (a)	5,000	217,550
Everbridge, Inc. (a)	12,500	1,701,000

See accompanying notes to financial statements.

Semi-Annual Report 2021

Needham Growth Fund
Schedule of Investments (Continued)
June 30, 2021 (Unaudited)

	Shares	Value
Common Stocks – Continued

Software – Continued
Q2 Holdings, Inc. (a)	16,500	$1,692,570
SEMrush Holdings, Inc. – Class A (a)	15,000	345,300
Sumo Logic, Inc. (a)	30,000	619,500
Telos Corp. (a)	34,850	1,185,249
WalkMe Ltd. (Israel) – ADR (a)	219	6,408
WANdisco Plc (Jersey) (a)	75,000	399,427
		12,982,713
Specialty Retail (5.7%)
CarMax, Inc. (a)	70,000	9,040,500

Technology Hardware, Storage & Peripherals (3.9%)
Apple, Inc.	10,500	1,438,080
Intevac, Inc. (a)	273,600	1,844,064
Super Micro Computer, Inc. (a)	82,500	2,902,350
		6,184,494
Trading Companies & Distributors (0.2%)
Air Lease Corp.	7,500	313,049
Total Common Stocks
(Cost $46,989,708)		$157,260,897

Short-Term Investments (0.6%)

Money Market Fund (0.6%)
Dreyfus Treasury Securities Cash Management – Institutional Class, 0.01% (c)
Total Short-Term Investments
(Cost $906,348)	906,348	$906,348
Total Investments (100.1%)
(Cost $47,896,056)		158,167,245
Liabilities in Excess of Other Assets (-0.1%)		(129,031)
Net Assets (100.0%)		$158,038,214

Percentages are stated as a percent of net assets.
Industry classifications may be different than those used for compliance monitoring purposes.
(a)	Non-income producing security.
(b)	Security position is either entirely or partially held in a segregated account as collateral for securities sold short, aggregating a total market value of $1,248,300.
(c)	Rate shown is the seven-day yield as of June 30, 2021.
(d)	As of June 30, 2021, the Fund had a significant portion of its assets invested in the Semiconductors & Semiconductor Equipment industry.
ADR	American Depositary Receipt

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).

Distribution of investments by country or territory of incorporation, as a percentage of Total Investments, is as follows (Unaudited):

Country	Long
United States^	92.9%
Israel	3.1%
Ireland	1.6%
Cayman Islands	1.3%
Taiwan	0.7%
Jersey	0.2%
Marshall Islands	0.2%
Total	100.0%

^	United States allocation includes Short-Term Investment-Money Market Fund of 0.6%

See accompanying notes to financial statements.

Needham Funds

Needham Aggressive Growth Fund
Schedule of Investments
June 30, 2021 (Unaudited)

	Shares	Value
Common Stocks (98.3%)

Aerospace & Defense (0.3%)
Parsons Corp. (a)	7,550	$297,168

Biotechnology (0.3%)
G1 Therapeutics, Inc. (a)	10,000	219,400

Building Products (0.8%)
Alpha Pro Tech Ltd. (Canada) (a)	75,000	642,750
Jewett-Cameron Trading Co., Ltd. (Canada) – ADR (a)	7,500	72,900
		715,650
Capital Markets (0.1%)
Coinbase Global, Inc. – Class A (a)	350	88,655

Commercial Services & Supplies (0.8%)
ACV Auctions, Inc. – Class A (a)	20,000	512,600
Clean Harbors, Inc. (a)	2,000	186,280
		698,880
Communications Equipment (7.2%)
ADTRAN, Inc.	50,000	1,032,500
Cambium Networks Corp. (Cayman Islands) – ADR (a)	17,250	834,037
KVH Industries, Inc. (a)	369,400	4,543,620
		6,410,157
Construction Materials (3.7%)
Smith-Midland Corp. (a)	137,500	3,245,000

Diversified Consumer Services (0.0%)
Coursera, Inc. (a)	164	6,488

Electrical Equipment (9.2%)
Vicor Corp. (a)	76,750	8,115,545

Electronic Equipment, Instruments & Components (2.6%)
Arlo Technologies, Inc. (a)	40,000	270,800
IPG Photonics Corp. (a)	7,000	1,475,390
Vishay Precision Group, Inc. (a)	15,000	510,600
		2,256,790
Energy Equipment & Services (6.0%)
Aspen Aerogels, Inc. (a)	178,000	5,325,760

Entertainment (0.2%)
World Wrestling Entertainment, Inc. – Class A	2,250	130,253

Food Products (0.0%)
Vital Farms, Inc. (a)	2,000	39,920

Health Care Equipment & Supplies (3.6%)
CryoPort, Inc. (a)	29,500	1,861,450
LeMaitre Vascular, Inc.	20,500	1,250,910
Precision Optics Corporation Inc. (a)	30,000	50,400
ViewRay, Inc. (a)	8,200	54,120
		3,216,880

See accompanying notes to financial statements.

Semi-Annual Report 2021

Needham Aggressive Growth Fund
Schedule of Investments (Continued)
June 30, 2021 (Unaudited)

	Shares	Value
Common Stocks – Continued

Health Care Providers & Services (1.7%)
Laboratory Corp. of America Holdings (a)	1,800	$496,530
Quest Diagnostics, Inc.	2,000	263,940
Sharps Compliance Corp. (a)	70,000	721,000
		1,481,470
Health Care Technology (0.6%)
Convey Holding Parent, Inc. (a)	6,119	69,634
Doximity, Inc. – Class A (a)	611	35,560
Omnicell, Inc. (a)	2,900	439,205
		544,399
Household Products (1.5%)
Oil-Dri Corp. of America	39,500	1,350,110

IT Services (2.4%)
Akamai Technologies, Inc. (a)(b)	14,500	1,690,700
BigCommerce Holdings, Inc. – Series 1 (a)	6,000	389,520
		2,080,220
Life Sciences Tools & Services (1.1%)
Bruker Corp.	11,500	873,770
Fluidigm Corp. (a)	15,000	92,400
		966,170
Machinery (0.3%)
Westinghouse Air Brake Technologies Corp.	3,000	246,900

Professional Services (1.2%)
CRA International, Inc.	12,000	1,027,200

Real Estate Investment Trusts (REITs) (2.0%)
American Tower Corp.	800	216,112
Equinix, Inc.	2,000	1,605,200
		1,821,312
Semiconductors & Semiconductor Equipment (32.7%) (d)
Allegro MicroSystems, Inc. (a)	2,373	65,732
AXT, Inc. (a)	50,000	549,000
Entegris, Inc.	68,000	8,361,960
FormFactor, Inc. (a)	22,500	820,350
MKS Instruments, Inc.	22,000	3,914,900
NeoPhotonics Corp. (a)	42,500	433,925
Nova Measuring Instruments, Ltd. (Israel) – ADR (a)	60,000	6,173,400
PDF Solutions, Inc. (a)(b)	334,000	6,072,120
Photronics, Inc. (a)	35,000	462,350
SiTime Corp. (a)	5,000	632,950
SkyWater Technology, Inc. (a)	10,000	286,500
Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan) – ADR	7,500	901,200
Veeco Instruments, Inc. (a)	11,000	264,440
		28,938,827

See accompanying notes to financial statements.

Needham Funds

Needham Aggressive Growth Fund
Schedule of Investments (Continued)
June 30, 2021 (Unaudited)

	Shares	Value
Common Stocks – Continued

Software (6.9%)
The Trade Desk, Inc. – Class A (a)	12,000	$928,320
Alkami Technology, Inc. (a)	1,089	38,845
Altair Engineering, Inc. – Class A (a)	3,250	224,152
Appian Corp. (a)	650	89,537
ChannelAdvisor Corp. (a)	20,000	490,200
Digimarc Corp. (a)	6,500	217,750
Duck Creek Technologies, Inc. (a)	1,440	62,654
Everbridge, Inc. (a)	2,000	272,160
GSE Systems, Inc. (a)(e)	1,033,025	1,849,115
Q2 Holdings, Inc. (a)	8,000	820,640
SEMrush Holdings, Inc. – Class A (a)	7,500	172,650
Sumo Logic, Inc. (a)	578	11,936
Telos Corp. (a)	16,150	549,262
WalkMe Ltd. (Israel) – ADR (a)	124	3,628
WANdisco Plc (Jersey) (a)	77,500	412,742
		6,143,591
Specialty Retail (2.8%)
CarMax, Inc. (a)	19,500	2,518,425

Technology Hardware, Storage & Peripherals (9.3%)
Apple, Inc.	38,500	5,272,960
Intevac, Inc. (a)	96,800	652,432
Super Micro Computer, Inc. (a)	65,000	2,286,700
		8,212,092
Trading Companies & Distributors (0.8%)
Transcat, Inc. (a)	13,000	734,630

Transportation Infrastructure (0.2%)
exactEarth Ltd. (Canada) (a)	135,000	144,844
Total Common Stocks
(Cost $26,405,085)		$86,976,736

Short-Term Investments (1.0%)

Money Market Fund (1.0%)
Dreyfus Treasury Securities Cash Management – Institutional Class, 0.01% (c)
Total Short-Term Investments
(Cost $886,129)	886,129	$886,129
Total Investments (99.3%)
(Cost $27,291,214)		87,862,865
Other Assets in Excess of Liabilities (0.7%)		606,011
Net Assets (100.0%)		$88,468,876

Percentages are stated as a percent of net assets.
Industry classifications may be different than those used for compliance monitoring purposes.
(a)	Non-income producing security.
(b)	Security position is either entirely or partially held in a segregated account as collateral for securities sold short, aggregating a total market value of $1,245,000.
(c)	Rate shown is the seven-day yield as of June 30, 2021.
(d)	As of June 30, 2021, the Fund had a significant portion of its assets invested in the Semiconductors & Semiconductor Equipment industry.
(e)	Affiliated security. Please refer to Note 11 of the Financial Statements.
ADR	American Depositary Receipt

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).

See accompanying notes to financial statements.

Semi-Annual Report 2021

Needham Aggressive Growth Fund
Schedule of Investments (Continued)
June 30, 2021 (Unaudited)

Distribution of investments by country or territory of incorporation, as a percentage of Total Investments, is as follows (Unaudited):

Country	Long
United States^	90.3%
Israel	7.0%
Taiwan	1.0%
Cayman Islands	0.9%
Jersey	0.5%
Canada	0.3%
Total	100.0%

^	United States allocation includes Short-Term Investment-Money Market Fund of 1.0%

See accompanying notes to financial statements.

Needham Funds

Needham Small Cap Growth Fund
Schedule of Investments
June 30, 2021 (Unaudited)

	Shares	Value
Common Stocks (88.9%)

Aerospace & Defense (0.4%)
HEICO Corp.	7,500	$1,045,650

Chemicals (0.9%)
Flotek Industries, Inc. (a)	1,379,500	2,386,535

Commercial Services & Supplies (0.7%)
ACV Auctions, Inc. – Class A (a)	75,000	1,922,250

Communications Equipment (5.9%)
ADTRAN, Inc.	200,000	4,130,000
Casa Systems, Inc. (a)	94,000	833,780
EMCORE Corp. (a)	10,000	92,200
Infinera Corp. (a)	775,000	7,905,000
Lantronix, Inc. (a)	150,000	774,000
ViaSat, Inc. (a)(b)	40,000	1,993,600
		15,728,580
Consumer Finance (0.4%)
LendingTree, Inc. (a)	5,000	1,059,400

Electronic Equipment, Instruments & Components (15.5%)
Akoustis Technologies, Inc. (a)	965,000	10,335,150
Arlo Technologies, Inc. (a)	201,000	1,360,770
Frequency Electronics, Inc. (a)(d)	500,000	4,900,000
II-VI, Inc. (a)	55,000	3,992,450
National Instruments Corp.	25,000	1,057,000
nLight, Inc. (a)	70,000	2,539,600
Vishay Intertechnology, Inc. (a)(b)	285,000	6,426,750
Vishay Precision Group, Inc.	310,000	10,552,400
		41,164,120
Energy Equipment & Services (5.2%)
Aspen Aerogels, Inc. (a)	462,000	13,823,040

Health Care Equipment & Supplies (7.4%)
Sientra, Inc. (a)	1,015,000	8,079,400
ViewRay, Inc. (a)	1,760,000	11,616,000
		19,695,400
Health Care Technology (0.1%)
Convey Holding Parent, Inc. (a)	17,824	202,837
Doximity, Inc. – Class A (a)	1,802	104,877
		307,714
IT Services (2.4%)
Limelight Networks, Inc. (a)(b)	2,000,000	6,300,000

Life Sciences Tools & Services (7.4%)
Fluidigm Corp. (a)	3,200,000	19,712,000

Oil, Gas & Consumable Fuels (0.9%)
Navigator Holdings, Ltd. – ADR (a)	222,750	2,439,112

Pharmaceuticals (0.4%)
Agile Therapeutics, Inc. (a)	735,000	977,550

See accompanying notes to financial statements.

Semi-Annual Report 2021

Needham Small Cap Growth Fund
Schedule of Investments (Continued)
June 30, 2021 (Unaudited)

	Shares	Value
Common Stocks – Continued

Semiconductors & Semiconductor Equipment (23.1%)
Allegro MicroSystems, Inc. (a)	25,000	$692,500
AXT, Inc. (a)	435,000	4,776,300
Cohu, Inc. (a)	45,000	1,655,550
Everspin Technologies, Inc. (a)	150,000	964,500
FormFactor, Inc. (a)	95,000	3,463,700
Marvell Technology, Inc.	25,000	1,458,250
MKS Instruments, Inc.	20,000	3,559,000
NeoPhotonics Corp. (a)	600,000	6,126,000
PDF Solutions, Inc. (a)	605,000	10,998,900
Photronics, Inc. (a)	1,317,500	17,404,175
Veeco Instruments, Inc. (a)	430,000	10,337,200
		61,436,075
Software (14.0%)
8x8, Inc. (a)	60,000	1,665,600
Alkami Technology, Inc. (a)	4,092	145,962
Benefitfocus, Inc. (a)	700,000	9,870,000
Cornerstone OnDemand, Inc. (a)	200,000	10,316,000
Duck Creek Technologies, Inc. (a)	50,000	2,175,500
E2open Parent Holdings, Inc. (a)	15,000	171,300
Everbridge, Inc. (a)	15,000	2,041,200
Sumo Logic, Inc. (a)	300,000	6,195,000
Telos Corp. (a)	40,000	1,360,400
WalkMe Ltd. – ADR (a)	356	10,416
Yext, Inc. (a)	220,000	3,143,800
		37,095,178
Technology Hardware, Storage & Peripherals (4.2%)
Intevac, Inc. (a)(d)	1,637,150	11,034,391
Total Common Stocks
(Cost $192,084,175)		$236,126,995

Short-Term Investments (10.7%)

Money Market Fund (10.7%)
Dreyfus Treasury Securities Cash Management – Institutional Class
Total Short-Term Investments
(Cost $28,456,119)	28,456,119	$28,456,119
Total Investments (99.6%)
(Cost $220,540,294)		264,583,114
Other Assets in Excess of Liabilities (0.4%)		1,016,157
Net Assets (100.0%)		$265,599,271

Percentages are stated as a percent of net assets.
Industry classifications may be different than those used for compliance purposes.
(a)	Non-income producing security.
(b)	Security position is either entirely or partially held in a segregated account as collateral for securities sold short, aggregating a total market value of $1,237,680.
(c)	Rate shown is the seven-day yield as of June 30, 2021.
(d)	Affiliated security. Please refer to Note 11 of the Financial Statements.
ADR	American Depositary Receipt

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).

See accompanying notes to financial statements.

Needham Funds

Needham Small Cap Growth Fund
Schedule of Investments (Continued)
June 30, 2021 (Unaudited)

Distribution of investments by country or territory of incorporation, as a percentage of Total Investments, is as follows (Unaudited):

Country	Long
United States^	99.1%
Israel	0.0%
Marshall Islands	0.9%
Total	100.0%

^	United States allocation includes Short-Term Investment-Money Market Fund of 10.7%

See accompanying notes to financial statements.

Semi-Annual Report 2021

Statements of Assets and Liabilities
June 30, 2021 (Unaudited)

		Needham	Needham
	Needham	Aggressive	Small Cap
	Growth Fund	Growth Fund	Growth Fund
Assets
Investments, at Value
Unaffiliated Securities, (Cost $47,896,056, $25,377,241, $206,418,946)	$158,167,245	$86,013,750	$248,648,723
Affiliated securities (Cost $—, $1,913,973, $14,121,348)	—	1,849,115	15,934,391
Receivables:
Dividends and Interest	28,928	4,402	783
Fund Shares Sold	4,567	97,154	8,010,488
Investment Securities Sold	248,232	805,090	352,467
Prepaid Expenses	29,340	26,795	117,017
Total Assets	158,478,312	88,796,306	273,063,869

Liabilities
Payables:
Investment Securities Purchased	208,363	185,039	6,954,684
Fund Shares Redeemed	—	7,814	204,723
Due to Adviser	148,992	74,676	229,574
Distribution Fees	18,092	9,071	19,376
Administration and Accounting Fees	26,476	15,942	20,385
Audit Fees	21,906	25,023	21,907
Transfer Agent Fees	2,808	2,538	1,689
Directors’ Fees	367	79	—
Accrued Expenses and Other Liabilities	13,094	7,248	12,260
Total Liabilities	440,098	327,430	7,464,598
Total Net Assets	$158,038,214	$88,468,876	$265,599,271

Retail Class Shares
Net Assets	$90,101,181	$44,828,137	$112,960,215
Shares Issued and Outstanding $0.001 Par Value
(Authorized 800,000,000,100,000,000 and 100,000,000 respectively)	1,399,877	1,200,808	3,655,428
Net Asset Value and Offering Price Per Share	$64.36	$37.33	$30.90

Institutional Class Shares
Net Assets	$67,937,033	$43,640,739	$152,639,056
Shares Issued and Outstanding $0.001 Par Value
(Authorized 800,000,000,100,000,000 and 100,000,000 respectively)	1,026,604	1,132,601	4,766,760
Net Asset Value and Offering Price Per Share	$66.18	$38.53	$32.02

Components of Net Assets
Paid-in Capital	36,475,922	23,308,788	163,886,178
Distributable Earnings	121,562,292	65,160,088	101,713,093
Total Net Assets	$158,038,214	$88,468,876	$265,599,271

See accompanying notes to financial statements.

Needham Funds

		Needham	Needham
	Needham	Aggressive	Small Cap
	Growth Fund	Growth Fund	Growth Fund
Investment Income
Dividend Income from unaffiliated securities
(net of foreign withholding tax of $1,692, $1,604, $—)	$330,808	$108,881	$145,201
Interest Income	83	14	753
Total Investment Income	330,891	108,895	145,954

Expenses
Investment Advisory Fees	938,372	507,317	1,655,141
Distribution Fees	108,186	52,731	132,276
Administration and Accounting Fees	76,301	47,944	103,464
Legal Fees	28,824	16,889	46,323
Registration Fees	23,842	15,564	26,861
Transfer Agent Fees	16,827	10,601	28,540
Audit Fees	16,281	11,337	16,281
Custodian Fees	6,088	4,691	15,666
Chief Compliance Officer Fees	5,708	2,911	9,943
Directors’ Fees	4,793	2,445	7,420
Printing Fees	2,380	1,905	2,334
Interest Expense(1)	185	—	803
Other Expenses	12,463	6,403	5,490
Total Expenses	1,240,250	680,738	2,050,542
Fees Waived by Adviser	(32,130)	(70,939)	(209,435)
Fees Recouped by Adviser	—	8,327	76,375
Net Expenses	1,208,120	618,126	1,917,483
Net Investment Loss	(877,229)	(509,231)	(1,771,529)

Net Realized / Unrealized Gain (Loss) from Affiliated and Unaffiliated
Securities, Securities Sold Short, Foreign Currency Transactions (Note 3)
Net Realized Gain from Unaffiliated Securities	6,345,157	4,182,669	29,802,920
Net Realized Loss from Affiliated Securities	—	(4,573)	6,043,088
Net Realized Loss from Securities Sold Short	(64,954)	—	(257,227)
Net Realized Gain from Foreign Currency Transactions and Currency	—	2	—
Change in Unrealized Appreciation on Investments and Securities Sold Short	15,695,390	9,477,586	6,066,830
Change in Unrealized Appreciation (Depreciation) on Affiliated Securities	—	525,537	(3,388,642)
Net Realized / Unrealized Gain (Loss) from Affiliated and Unaffiliated
Securities, Securities Sold Short, Foreign Currency Translations (Note 3)	21,975,593	14,181,221	38,266,969
Change in Net Assets Resulting from Operations	$21,098,364	$13,671,990	$36,495,834

(1)	Expense related to short selling securities.

See accompanying notes to financial statements.

Semi-Annual Report 2021

Needham Growth Fund

Statements of Changes in Net Assets
	Six Months Ended
	June 30, 2021	Year Ended
	(Unaudited)	December 31, 2020
Change in Net Assets
Operations:
Net Investment Loss	$(877,229)	$(1,198,665)
Net Realized Gain from Investments, Securities Sold
Short, Foreign Currency Transactions, and Currency	6,280,203	12,041,222
Net Change in Unrealized Appreciation on Investments,
Securities Sold Short, Foreign Currency Translations	15,695,390	30,373,279
Change in Net Assets Resulting from Operations	21,098,364	41,215,836

Distributions to Shareholders from:
Retail Class	—	(4,431,004)
Institutional Class	—	(3,047,130)
Total Distributable Earnings	—	(7,478,134)

Capital Transactions:
Retail Class:
Shares Issued	1,550,340	3,900,254
Shares Issued in Reinvestment of Distribution	—	4,192,361
Shares Exchanged for Institutional Class Shares	(359,937)	(195,232)
Shares Redeemed	(5,843,027)	(10,572,031)
Institutional Class:
Shares Issued	2,320,904	9,231,988
Shares Issued in Reinvestment of Distribution	—	2,910,539
Shares Issued in Exchange for Retail Class Shares	359,937	195,232
Shares Redeemed	(1,761,918)	(13,212,519)
Total Change in Net Assets from Capital Transactions	(3,733,701)	(3,549,408)

Change in Net Assets	17,364,663	30,188,295

Total Net Assets
Beginning of Period/Year	140,673,551	110,485,256
End of Period/Year	$158,038,214	$140,673,551

Share Transaction:
Retail Class:
Number of Shares Issued	25,178	83,429
Number of Shares Reinvested	—	83,463
Number of Shares Exchanged for Institutional Class Shares	(5,826)	(4,844)
Number of Shares Redeemed	(97,998)	(243,966)
Change in Retail Class Shares	(78,646)	(81,918)
Institutional Class:
Number of Shares Issued	36,680	199,217
Number of Shares Reinvested	—	56,482
Number of Shares Issued in Exchange for Retail Class Shares	5,983	4,741
Number of Shares Redeemed	(28,081)	(298,025)
Change in Institutional Class Shares	14,582	(37,585)
Total Change in Shares	(64,064)	(119,503)

See accompanying notes to financial statements.

Needham Funds

Needham Aggressive Growth Fund

Statements of Changes in Net Assets
	Six Months Ended
	June 30, 2021	Year Ended
	(Unaudited)	December 31, 2020
Change in Net Assets
Operations:
Net Investment Loss	$(509,231)	$(703,046)
Net Realized Gain from Investments, Securities Sold
Short, Foreign Currency Transactions, and Currency	4,178,098	4,599,009
Net Change in Unrealized Appreciation on Investments,
Securities Sold Short, Foreign Currency Translations	10,003,123	20,747,186
Change in Net Assets Resulting from Operations	13,671,990	24,643,149

Distributions to Shareholders from:
Retail Class	—	(1,502,908)
Institutional Class	—	(1,225,683)
Total Distributable Earnings	—	(2,728,591)

Capital Transactions:
Retail Class:
Shares Issued	1,292,939	3,289,524
Shares Issued in Reinvestment of Distribution	—	1,477,591
Shares Exchanged for Institutional Class Shares	(1,032,031)	(29,758)
Shares Redeemed	(2,835,552)	(6,766,562)
Institutional Class:
Shares Issued	2,413,918	3,509,528
Shares Issued in Reinvestment of Distribution	—	1,225,683
Shares Issued in Exchange for Retail Class Shares	1,032,031	29,758
Shares Redeemed	(464,706)	(6,319,760)
Total Change in Net Assets from Capital Transactions	406,599	(3,583,996)

Change in Net Assets	14,078,589	18,330,562

Total Net Assets
Beginning of Period/Year	74,390,287	56,059,725
End of Period/Year	$88,468,876	$74,390,287

Share Transaction:
Retail Class:
Number of Shares Issued	36,922	135,223
Number of Shares Reinvested	—	52,249
Number of Shares Exchanged for Institutional Class Shares	(29,465)	(1,385)
Number of Shares Redeemed	(81,479)	(300,078)
Change in Retail Class Shares	(74,022)	(113,991)
Institutional Class:
Number of Shares Issued	66,767	123,526
Number of Shares Reinvested	—	42,178
Number of Shares Issued in Exchange for Retail Class Shares	28,612	1,355
Number of Shares Redeemed	(13,396)	(277,881)
Change in Institutional Class Shares	81,983	(110,822)
Total Change in Shares	7,961	(224,813)

See accompanying notes to financial statements.

Semi-Annual Report 2021

Needham Small Cap Growth Fund

Statements of Changes in Net Assets
	Six Months Ended
	June 30, 2021	Year Ended
	(Unaudited)	December 31, 2020
Change in Net Assets
Operations:
Net Investment Loss	$(1,771,529)	$(2,339,092)
Net Realized Gain from Investments, Securities Sold
Short, Foreign Currency Transactions, and Currency	35,588,781	53,873,605
Net Change in Unrealized Appreciation on Investments,
Securities Sold Short, Foreign Currency Translations	2,678,188	33,274,052
Change in Net Assets Resulting from Operations	36,495,440	84,808,565

Distributions to Shareholders from:
Retail Class	—	(11,544,719)
Institutional Class	—	(8,098,648)
Total Distributable Earnings	—	(19,643,367)

Capital Transactions:
Retail Class:
Shares Issued	53,054,185	84,446,459
Shares Issued in Reinvestment of Distribution	—	11,109,353
Shares Exchanged for Institutional Class Shares	(2,226,314)	(924,436)
Shares Redeemed	(43,425,629)	(130,361,522)
Institutional Class:
Shares Issued	111,748,862	79,913,591
Shares Issued in Reinvestment of Distribution	—	7,675,706
Shares Issued in Exchange for Retail Class Shares	2,226,314	924,743
Shares Redeemed	(109,423,070)	(32,909,473)
Total Change in Net Assets from Capital Transactions	11,954,348	19,874,421

Change in Net Assets	48,449,788	85,039,619

Total Net Assets
Beginning of Period/Year	217,149,483	132,109,864
End of Period/Year	$265,599,271	$217,149,483

Share Transaction:
Retail Class:
Number of Shares Issued	1,826,053	4,553,066
Number of Shares Reinvested	—	529,269
Number of Shares Exchanged for Institutional Class Shares	(76,377)	(43,421)
Number of Shares Redeemed	(1,552,139)	(6,443,142)
Change in Retail Class Shares	197,537	(1,404,228)
Institutional Class:
Number of Shares Issued	3,723,625	3,581,702
Number of Shares Reinvested	—	354,372
Number of Shares Issued in Exchange for Retail Class Shares	73,796	42,326
Number of Shares Redeemed	(3,832,577)	(1,769,931)
Change in Institutional Class Shares	(35,156)	2,208,469
Total Change in Shares	162,381	804,241

See accompanying notes to financial statements.

Needham Funds

Needham Growth Fund

Financial Highlights
	Retail Class
	Six Months
	Ended
(For a Share Outstanding	June 30, 2021		Year Ended December 31,
Throughout each Period/Year)	(Unaudited)		2020	2019		2018	2017	2016
Net Asset Value, Beginning of Period/Year	$55.89		$41.99	$33.04		$42.91	$43.40	$40.96
Investment Operations
Net Investment Loss	(0.40)		(0.56)	(0.48)		(0.88)	(0.78)	(0.59)
Net Realized and Unrealized
Gain (Loss) on Investments	8.87		17.66	14.18		(3.11)	4.45	4.86
Total from Investment Operations	8.47		17.10	13.70		(3.99)	3.67	4.27

Less Distributions
Net Realized Gains	—		(3.20)	(4.75)		(5.88)	(4.16)	(1.83)
Total Distributions	—		(3.20)	(4.75)		(5.88)	(4.16)	(1.83)

Capital Contributions
Redemption Fees	—		—	—		—	— (1)	— (1)
Total Capital Contributions	—		—	—		—	— (1)	— (1)
Net Asset Value, End of Period/Year	$64.36		$55.89	$41.99		$33.04	$42.91	$43.40

Total Return	15.15	%(3)	41.59%	42.31	%(4)	(10.26)%	8.32%	10.57%
Net Assets, End of Period/Year (000’s)	$90,101		$82,628	$65,526		$54,245	$78,014	$119,117
Ratios/Supplemental Data
Ratio of Net Expenses to Average Net Assets	1.76	%(2)	1.85%	1.98%		2.76%	2.34%	2.17%
Ratio of Net Expenses to Average Net Assets
(before interest and dividend expense)	1.76	%(2)	1.85%	1.95%		1.92%	1.90%	1.84%
Ratio of Total Expenses to Average Net Assets
(before waiver and reimbursement of expenses)	1.76	%(2)	1.83%	2.01%		2.76%	2.34%	2.17%
Ratio of Net Investment
Loss to Average Net Assets	(1.32	)%(2)	(1.23)%	(1.21)%		(2.07)%	(1.73)%	(1.36)%
Ratio of Net Investment Loss to
Average Net Assets (before waivers
and reimbursements of expenses)	(1.32	)%(2)	(1.21)%	(1.24)%		(2.07)%	(1.73)%	(1.36)%
Portfolio turnover rate	8	%(3)	15%	13%		8%	9%	12%

(1)	Value is less than $0.005 per share.
(2)	Annualized for periods less than one year.
(3)	Not annualized for periods less than one year.
(4)	The return reflects the actual performance for the year and does not include the impact of any adjustments made for financial reporting required by Generally Accepted Accounting Principles (GAAP).

See accompanying notes to financial statements.

Semi-Annual Report 2021

Needham Growth Fund

Financial Highlights
	Institutional Class
							Period from
							December 30,
	Six Months						2016
	Ended						through
(For a Share Outstanding	June 30, 2021		Year Ended December 31,				December 31,
Throughout each Period/Year)	(Unaudited)		2020	2019	2018	2017	2016(1)
Net Asset Value, Beginning of Period/Year	$57.36		$42.83	$33.45	$43.15	$43.40	$43.40
Investment Operations
Net Investment Loss	(0.30)		(0.36)	(0.26)	(0.65)	(0.56)	—
Net Realized and Unrealized
Gain (Loss) on Investments	9.12		18.09	14.39	(3.17)	4.47	—
Total from Investment Operations	8.82		17.73	14.13	(3.82)	3.91	—

Less Distributions
Net Realized Gains	—		(3.20)	(4.75)	(5.88)	(4.16)	—
Total Distributions	—		(3.20)	(4.75)	(5.88)	(4.16)	—
Net Asset Value, End of Period/Year	$66.18		$57.36	$42.83	$33.45	$43.15	$43.40

Total Return	15.38	%(4)	42.24%	43.13%	(9.83)%	8.89%	0.00%
Net Assets, End of Period/Year (000’s)	$67,937		$58,046	$44,959	$29,149	$32,476	$117
Ratios/Supplemental Data
Ratio of Net Expenses to Average Net Assets	1.40	%(3)	1.40%	1.43%	2.21%	1.90%	1.40%
Ratio of Net Expenses to Average Net Assets
(before interest and dividend expense)	1.40	%(3)	1.40%	1.40%	1.40%	1.40%	1.40%
Ratio of Total Expenses to Average Net Assets
(before waiver and reimbursement of expenses)	1.50	%(3)	1.58%	1.73%	2.48%	2.15%	—	%(2)
Ratio of Net Investment
Loss to Average Net Assets	(0.96	)%(3)	(0.77)%	(0.65)%	(1.52)%	(1.24)%	—	%(2)
Ratio of Net Investment Loss to
Average Net Assets (before waivers
and reimbursements of expenses)	(1.06	)%(3)	(0.96)%	(0.95)%	(1.79)%	(1.49)%	—	%(2)
Portfolio turnover rate	8	%(4)	15%	13%	8%	9%	0%

(1)	The Class commenced operations on December 30, 2016.
(2)	Refer to Note 2 for further description of non-recurring charges related to the issuance of the share class.
(3)	Annualized for periods less than one year.
(4)	Not annualized for periods less than one year.

See accompanying notes to financial statements.

Needham Funds

Needham Aggressive Growth Fund

Financial Highlights
	Retail Class
	Six Months
	Ended
(For a Share Outstanding	June 30, 2021		Year Ended December 31,
Throughout each Period/Year)	(Unaudited)		2020		2019	2018	2017	2016
Net Asset Value, Beginning of Period/Year	$31.58		$21.77		$16.86	$23.07	$22.29	$19.56
Investment Operations
Net Investment Loss	(0.27)		(0.37)		(0.30)	(0.54)	(0.49)	(0.38)
Net Realized and Unrealized
Gain (Loss) on Investments	6.02		11.41		7.53	(2.88)	2.46	4.61
Total from Investment Operations	5.75		11.04		7.23	(3.42)	1.97	4.23

Less Distributions
Net Realized Gains	—		(1.23)		(2.32)	(2.79)	(1.19)	(1.50)
Total Distributions	—		(1.23)		(2.32)	(2.79)	(1.19)	(1.50)

Capital Contributions
Redemption Fees	—		—		—	—	— (1)	— (1)
Total Capital Contributions	—		—		—	—	— (1)	— (1)
Net Asset Value, End of Period/Year	$37.33		$31.58		$21.77	$16.86	$23.07	$22.29

Total Return	18.21	%(3)	51.39%		43.93%	(15.80)%	8.73%	22.18%
Net Assets, End of Period/Year (000’s)	$44,828		$40,258		$30,238	$27,119	$41,107	$58,696
Ratios/Supplemental Data
Ratio of Net Expenses to Average Net Assets	1.85	%(2)	1.95	%(4)	2.02%	2.91%	2.63%	2.71%
Ratio of Net Expenses to Average Net Assets
(before interest and dividend expense)	1.85	%(2)	1.95	%(4)	1.95%	1.95%	1.95%	1.95%
Ratio of Total Expenses to Average Net Assets
(before waiver and reimbursement of expenses)	1.80	%(2)	1.96%		2.17%	2.97%	2.65%	2.72%
Ratio of Net Investment
Loss to Average Net Assets	(1.57	)%(2)	(1.56)%		(1.46)%	(2.40)%	(2.12)%	(1.99)%
Ratio of Net Investment Loss to
Average Net Assets (before waivers
and reimbursements of expenses)	(1.53	)%(2)	(1.57)%		(1.61)%	(2.46)%	(2.14)%	(2.00)%
Portfolio turnover rate	7	%(3)	13%		9%	8%	15%	14%

(1)	Value is less than $0.005 per share.
(2)	Annualized for periods less than one year.
(3)	Not annualized for periods less than one year.
(4)
Effective June 1, 2020, the Adviser has contractually agreed to waive its fee and, if necessary, reimburse the Fund until April 30, 2021 to the extent Total Annual Fund Operating Expenses exceed 1.18% of the average daily net assets of the Institutional Class shares of the Fund. Previously, the Adviser had contractually agreed to waive its fee and, if necessary, reimburse the Fund to the extent Total Annual Fund Operating Expenses exceeded 1.40% of the average daily net assets of the Institutional Class shares of the Fund.

See accompanying notes to financial statements.

Semi-Annual Report 2021

Needham Aggressive Growth Fund

Financial Highlights

	Institutional Class
								Period from
								December 30,
	Six Months							2016
	Ended							through
(For a Share Outstanding	June 30, 2021		Year Ended December 31,					December 31,
Throughout each Period/Year)	(Unaudited)		2020		2019	2018	2017	2016(1)
Net Asset Value, Beginning of Period/Year	$32.49		$22.23		$17.08	$23.21	$22.29	$22.29
Investment Operations
Net Investment Loss	(0.16)		(0.22)		(0.19)	(0.42)	(0.39)	—
Net Realized and Unrealized
Gain (Loss) on Investments	6.20		11.71		7.66	(2.92)	2.50	—
Total from Investment Operations	6.04		11.49		7.47	(3.34)	2.11	—

Less Distributions
Net Realized Gains	—		(1.23)		(2.32)	(2.79)	(1.19)	—
Total Distributions	—		(1.23)		(2.32)	(2.79)	(1.19)	—
Net Asset Value, End of Period/Year	$38.53		$32.49		$22.23	$17.08	$23.21	$22.29

Total Return	18.59	%(4)	52.36%		44.79%	(15.36)%	9.36%	0.00%
Net Assets, End of Period/Year (000’s)	$43,641		$34,132		$25,821	$13,478	$20,441	$162
Ratios/Supplemental Data
Ratio of Net Expenses to Average Net Assets	1.18	%(3)	1.33	%(5)	1.46%	2.35%	2.22%	1.40%
Ratio of Net Expenses to Average Net Assets
(before interest and dividend expense)	1.18	%(3)	1.32	%(5)	1.40%	1.40%	1.40%	1.40%
Ratio of Total Expenses to Average Net Assets
(before waiver and reimbursement of expenses)	1.54	%(3)	1.71%		1.90%	2.79%	2.64%	—	%(2)
Ratio of Net Investment
Loss to Average Net Assets	(0.91	)%(3)	(0.94)%		(0.90)%	(1.84)%	(1.69)%	—	%(2)
Ratio of Net Investment Loss to
Average Net Assets (before waivers
and reimbursements of expenses)	(1.28	)%(3)	(1.32)%		(1.34)%	(2.28)%	(2.11)%	—	%(2)
Portfolio turnover rate	7	%(4)	13%		9%	8%	15%	0%

(1)	The Class commenced operations on December 30, 2016.
(2)	Refer to Note 2 for further description of non-recurring charges related to the issuance of the share class.
(3)	Annualized for periods less than one year.
(4)	Not annualized for periods less than one year.
(5)
Effective June 1, 2020, the Adviser has contractually agreed to waive its fee and, if necessary, reimburse the Fund until April 30, 2021 to the extent Total Annual Fund Operating Expenses exceed 1.18% of the average daily net assets of the Institutional Class shares of the Fund. Previously, the Adviser had contractually agreed to waive its fee and, if necessary, reimburse the Fund to the extent Total Annual Fund Operating Expenses exceeded 1.40% of the average daily net assets of the Institutional Class shares of the Fund.

See accompanying notes to financial statements.

Needham Funds

Needham Small Cap Growth Fund

Financial Highlights
	Retail Class
	Six Months
	Ended
(For a Share Outstanding	June 30, 2021		Year Ended December 31,
Throughout each Period/Year)	(Unaudited)		2020	2019		2018		2017		2016
Net Asset Value, Beginning of Period/Year	$25.80		$17.59	$12.40		$15.67		$15.25		$12.44
Investment Operations
Net Investment Loss	(0.25)		(0.32)	(0.22)		(0.19)		(0.18)		(0.20)
Net Realized and Unrealized
Gain (Loss) on Investments	5.35		12.06	6.89		(0.32)		1.99		4.03
Total from Investment Operations	5.10		11.74	6.67		(0.51)		1.81		3.83

Less Distributions
Net Realized Gains	—		(3.53)	(1.48)		(2.76)		(1.40)		(1.02)
Total Distributions	—		(3.53)	(1.48)		(2.76)		(1.40)		(1.02)

Capital Contributions
Redemption Fees	—		—	—		—	(1)	0.01		— (1)
Total Capital Contributions	—		—	—		—	(1)	0.01		— (1)
Net Asset Value, End of Period/Year	$30.90		$25.80	$17.59		$12.40		$15.67		$15.25

Total Return	19.77	%(5)	71.35%	54.45%		(5.13	)%(3)	11.88	%(3)	31.26%
Net Assets, End of Period/Year (000’s)	$112,960		$89,206	$85,521		$12,487		$19,317		$35,518
Ratios/Supplemental Data
Ratio of Net Expenses to Average Net Assets	1.85	%(4)	1.85%	1.87	%(2)	1.95%		1.95%		2.09%
Ratio of Net Expenses to Average Net Assets
(before interest and dividend expense)	1.85	%(4)	1.85%	1.87	%(2)	1.95%		1.95%		1.95%
Ratio of Total Expenses to Average Net Assets
(before waiver and reimbursement of expenses)	1.71	%(4)	1.80%	2.07%		2.19%		2.15%		2.30%
Ratio of Net Investment
Loss to Average Net Assets	(1.74	)%(4)	(1.64)%	(1.36)%		(1.20)%		(1.14)%		(1.83)%
Ratio of Net Investment Loss to
Average Net Assets (before waivers
and reimbursements of expenses)	(1.60	)%(4)	(1.59)%	(1.56)%		(1.44)%		(1.34)%		(2.04)%
Portfolio turnover rate	2	%(5)	191%	136%		103%		80%		99%

(1)	Value is less than $0.005 per share.
(2)
Effective April 1, 2019, the Adviser has contractually agreed to waive its fee and, if necessary, reimburse the Fund until April 30, 2020 to the extent Total Annual Fund Operating Expenses exceed 1.85% of the average daily net assets of the Retail Class shares of the Fund.

(3)	The return reflects the actual performance for the year and does not include the impact of any adjustments made for financial reporting required by Generally Accepted Accounting Principles (GAAP).
(4)	Annualized for periods less than one year.
(5)	Not annualized for periods less than one year.

See accompanying notes to financial statements.

Semi-Annual Report 2021

Needham Small Cap Growth Fund

Financial Highlights
	Institutional Class
										Period from
										December 30,
	Six Months									2016
	Ended									through
(For a Share Outstanding	June 30, 2021		Year Ended December 31,							December 31,
Throughout each Period/Year)	(Unaudited)		2020	2019		2018		2017		2016(1)
Net Asset Value, Beginning of Period/Year	$26.64		$17.96	$12.57		$15.76		$15.25		$15.25
Investment Operations
Net Investment Loss	(0.16)		(0.20)	(0.12)		(0.10)		(0.07)		—
Net Realized and Unrealized
Gain (Loss) on Investments	5.54		12.41	6.99		(0.33)		1.98		—
Total from Investment Operations	5.38		12.21	6.87		(0.43)		1.91		—

Less Distributions
Net Realized Gains	—		(3.53)	(1.48)		(2.76)		(1.40)		—
Total Distributions	—		(3.53)	(1.48)		(2.76)		(1.40)		—
Net Asset Value, End of Period/Year	$32.02		$26.64	$17.96		$12.57		$15.76		$15.25

Total Return	20.20	%(6)	72.51%	55.31%		(4.58	)%(4)	(12.48	)%(4)	0.00%
Net Assets, End of Period/Year (000’s)	$152,639		$127,943	$46,589		$12,168		$10,325		$140
Ratios/Supplemental Data
Ratio of Net Expenses to Average Net Assets	1.18	%(5)	1.18%	1.22	%(3)	1.40%		1.40%		1.40%
Ratio of Net Expenses to Average Net Assets
(before interest and dividend expense)	1.18	%(5)	1.18%	1.22	%(3)	1.40%		1.40%		1.40%
Ratio of Total Expenses to Average Net Assets
(before waiver and reimbursement of expenses)	1.44	%(5)	1.57%	1.83%		1.95%		2.08%		—	%(2)
Ratio of Net Investment
Loss to Average Net Assets	(1.07	)%(5)	(0.97)%	(0.72)%		(0.65)%		(0.41)%		—	%(2)
Ratio of Net Investment Loss to
Average Net Assets (before waivers
and reimbursements of expenses)	(1.33	)%(5)	(1.35)%	(1.33)%		(1.21)%		(1.09)%		—	%(2)
Portfolio turnover rate	2	%(6)	191%	136%		103%		80%		0%

(1)	The Class commenced operations on December 30, 2016.
(2)	Refer to Note 2 for further description of non-recurring charges related to the issuance of the share class.
(3)
Effective April 1, 2019, the Adviser has contractually agreed to waive its fee and, if necessary, reimburse the Fund until April 30, 2020 to the extent Total Annual Fund Operating Expenses exceed 1.15% of the average daily net assets of the Institutional Class shares of the Fund.

(4)	The return reflects the actual performance for the year and do not include the impact of any adjustments made for financial reporting required by Generally Accepted Accounting Principles (GAAP).
(5)	Annualized for periods less than one year.
(6)	Not annualized for periods less than one year.

See accompanying notes to financial statements.

Needham Funds

Notes to Financial Statements
June 30, 2021 (Unaudited)

1. Organization

Needham Growth Fund (“NGF”), Needham Aggressive Growth Fund (“NAGF”) and Needham Small Cap Growth Fund (“NSCGF”) (each, a “Portfolio” and collectively, the “Portfolios”), are portfolios of The Needham Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company was organized as a Maryland corporation on October 12, 1995. NGF, NAGF, and NSCGF each currently offer two classes, the Retail Class and the Institutional Class. The Institutional Class of each Portfolio commenced operations on December 30, 2016.

Each Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services – Investment Companies.”

2. Class Specific Expenses

Class level expenses are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Portfolio.  Expenses deemed directly attributable to a class of shares are recorded by the specific class.  Most Portfolio expenses are allocated by class based on relative net assets.  Distribution Fees incurred in connection with the Company’s Amended and Restated Plan of Distribution Pursuant to Rule 12b-1 are expensed at 0.25% of average daily net assets of the Retail Class shares, and the specific amounts are detailed in Note 5.

Certain of the Ratios and Supplemental Data presented in the Financial Highlights of the Institutional Class as of December 31, 2016 include non-recurring charges related to the issuance of the class and are not meaningful.

3. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Company in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation: Portfolio securities for which market quotations are readily available are stated at the last reported sale price reported by the principal exchange for the security as of the exchange’s close of business. Securities for which no sale has taken place during the day and securities which are not listed on an exchange are valued at the mean of the highest closing bid and lowest asked prices. Exchange traded options are valued at the last reported sale price on any exchange on which the option is principally traded. If no sales are reported on a particular day, the options will be valued at the mean between the highest closing bid and lowest asked prices across the exchanges where the option is traded. Non-exchange traded options will also be valued at the mean between the last bid and asked quotations. For options where market quotations are not readily available, value will be determined in accordance with the fair value procedures described below. All other securities and assets for which (a) market quotations are not readily available, such as in the case of a market or technical disruption that prevents the normal trading of a security held by a Portfolio, (b) market quotations are believed to be unrepresentative of fair market value, such as in the case of a thinly traded security, or (c) valuation is normally made at the last sale price on a foreign exchange and a significant event occurs after the close of that exchange but before the New York Stock Exchange closes, are valued at their fair value as determined in good faith by the Company’s Board of Directors (the “Board”) in accordance with Fair Value Procedures established by the Board. The Company’s Fair Value Procedures are implemented and monitored by a Fair Value Committee (the “Committee”) designated by the Board. When a security is valued in accordance with the Fair Value Procedures, the Committee determines a value after taking into consideration any relevant information that is reasonably available to the Committee. Some of the more common reasons that may necessitate that a security be valued pursuant to these Fair Value Procedures include, but are not limited to: the security’s trading has been halted or suspended; the security has been delisted from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security’s primary pricing source is not able or willing to provide a price. The securities of each Portfolio may also be valued on the basis of valuations provided by a pricing service approved by, or on behalf of, the Board.

Portfolio securities listed or traded on securities exchanges, including American Depositary Receipts (“ADRs”), are valued at the closing price on the exchange or system where the security is principally traded or at the NASDAQ Official Closing Price. If there have been no sales for that day on the exchange or system, a security is valued at the mean of the highest closing bid and lowest asked prices on the exchange or system where the security is principally traded.

The Portfolios did not value any securities in accordance with the Fair Value Procedures as of June 30, 2021.

Investment Transactions: Changes in holdings of portfolio securities for the Portfolios shall be reflected no later than in the first calculation on the first business day following the trade date for purposes of calculating each Portfolio’s daily net asset value per share. However, for financial reporting purposes, portfolio security transactions are reported on the trade date of the last business day of the reporting period. The cost (proceeds) of investments sold (bought to cover) is determined on a specific identification basis for the purpose of determining gains or losses on sales and buys to cover short positions. Dividend income, distributions to shareholders and dividend expense from securities sold short are recorded on the ex-dividend date. Interest income and interest expense from securities sold short is recorded on an accrual basis.

Semi-Annual Report 2021

Notes to Financial Statements (Continued)
June 30, 2021 (Unaudited)

Foreign Currency: Foreign currency amounts are translated into U.S. dollars as follows: (i) assets and liabilities at the rate of exchange at the end of the respective period; and (ii) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of realized/unrealized gains arising from changes in the exchange rates are included with the net realized/unrealized gain (loss) from affiliated and unaffiliated securities, securities sold short and foreign currency translations. Principal risks associated with such transactions include the movement in value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform.

The Portfolios may also invest in forward currency contracts. Fluctuations in the value of such forward currency transactions are recorded daily as unrealized gain or loss; realized gain or loss includes net gain or loss on transactions that have terminated by settlement. These instruments involve securities and currency market risk, credit risk, or both kinds of risks, in excess of the amount recognized in the statements of assets and liabilities. Risks also arise from the possible inability of counterparties to meet the terms of their contracts. The Portfolios did not enter into forward currency contracts during the period ended June 30, 2021.

Allocation of Expenses: Expenses directly attributable to a Portfolio are charged directly to that Portfolio, while expenses which are attributable to more than one Portfolio are allocated among the respective Portfolios based upon relative net assets or some other reasonable method.

Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Distributions to Shareholders: Dividends from net investment income, if any, are declared and paid annually for the Portfolios. Distributable net realized gains, if any, are declared and distributed at least annually.

Federal Income Taxes: It is the policy of each Portfolio to continue to qualify as a regulated investment company, as defined in the Internal Revenue Code, by complying with the provisions available to certain investment companies and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for income taxes has been made in the Portfolios’ financial statements.

As of December 31, 2020, the Portfolios did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. Open tax years are those that are open for exam by Federal and state taxing authorities. As of December 31, 2020, open Federal tax years include the tax years ended December 31, 2017 through December 31, 2019, and open New York tax years include the tax years ended December 31, 2017 through December 31, 2019. The Portfolios have no tax examinations in progress.

Fair Value Measurements: Valuation inputs used to determine the value of the Portfolios’ investments are summarized in the three broad levels listed below:

Level 1 —	Unadjusted quoted prices in active markets for identical assets and liabilities that the Portfolios have the ability to access.
Level 2 —
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 —
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Portfolios’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Portfolio securities listed or traded on securities exchanges, including ADRs, are valued at the closing price on the exchange or system where the security is principally traded or at the NASDAQ Official Closing Price. If there have been no sales for that day on the exchange or system, a security is valued at the mean of the highest closing bid and lowest asked prices on the exchange or system where the security is principally traded. These valuations are typically categorized as Level 1 in the fair value hierarchy.

In accordance with procedures adopted by the Board, fair value pricing may be used if events materially affecting the value of foreign securities occur between the times the exchange on which they are traded closes and the time the Portfolios’ net asset values are calculated. These valuations are categorized as Level 2 in the fair value hierarchy.

Needham Funds

Notes to Financial Statements (Continued)
June 30, 2021 (Unaudited)

The following is a summary categorization, as of June 30, 2021, of each Portfolio’s investments based on the level of inputs utilized in determining the value of such investments:

	LEVEL 1 – Quoted Prices(1)
	NGF	NAGF	NSCGF
Assets
Common Stocks(2)	$157,260,897	$86,976,736	$236,126,995
Short-Term Investments	906,348	886,129	28,456,119
Liabilities
Securities Sold Short(2)	—	—	—
Total	$158,167,245	$87,862,865	$264,583,114

(1)	As of June 30, 2021, the Portfolios did not hold Level 2 or Level 3 investments.
(2)	Please refer to the Schedule of Investments and Schedule of Securities Sold Short to view segregation by industry.

4. Investment Advisory and Administrative Services

The Company has engaged Needham Investment Management L.L.C. (the “Adviser”) to manage its investments pursuant to an Investment Advisory Agreement. The Company pays the Adviser an investment advisory fee at the annual rate of 1.25% of the average daily net assets of each Portfolio.

The Adviser has entered into an agreement with the Company (the “Expense Limitation Agreement”) whereby the Adviser has contractually agreed to waive its investment advisory fee for, and to reimburse expenses of, the Institutional Class and Retail Class shares of each Portfolio in an amount that limits annual operating expenses to not more than 1.40% and 1.95% for NGF or 1.18% and 1.85% for NAGF (1.40% and 1.95% through May 31, 2021) and 1.18% and 1.85% for NSCGF, of the average daily net assets of the Portfolio’s Institutional Class and Retail Class, respectively (excluding taxes, interest, brokerage, dividends on short positions, acquired fund fees and expenses and extraordinary items, but including the investment advisory fee stated in the Investment Advisory Agreement). The Expense Limitation Agreement is effective for the period from May 1, 2021 through April 30, 2022. The Expense Limitation Agreement shall continue in effect from year to year thereafter only upon mutual agreement of the Company and the Adviser. Similar agreements were in effect for certain prior periods.

Any reimbursements or fee waivers made by the Adviser in respect of a Portfolio are subject to recoupment by the Adviser, to the extent that the Portfolio is able to make the repayment within the expense limitation established in the Expense Limitation Agreement. Under the Expense Limitation Agreement, the Adviser has a right to receive from each Portfolio class reimbursement for fee waivers and/or expense reimbursements made pursuant to the Agreement for a period of up to 36 months from the time of any waiver or reimbursement. The table below contains the amounts of fee waivers and expense reimbursements subject to recapture by the Adviser through December 31 of the year indicated:

	2024	2023	2022	2021	Total
NGF (Retail Class)	$—	$—	$—	$—	$—
NGF (Institutional Class)	32,130	88,423	110,106	70,766	301,425
NAGF (Retail Class)	—	23,466	45,600	13,411	82,477
NAGF (Institutional Class)	70,939	117,483	77,228	63,850	329,500
NSCGF (Retail Class)	—	—	—	—	—
NSCGF (Institutional Class)	209,435	214,919	124,826	55,101	604,281

The Company and Fund Services (the “Administrator”) are parties to a Fund Administration Servicing Agreement. The Administrator provides administrative and fund accounting services pursuant to this agreement and, in consideration of these services, receives a fee computed daily and paid monthly at an annual rate based on a percentage of the value of each Portfolio’s assets. The Administrator is also compensated for any out of pocket expenses that are reasonably incurred in carrying out its duties under this agreement. The Administrator also provides transfer agent services pursuant to a Transfer Agent Servicing Agreement for additional fees.

Certain officers of the Company are also officers of the Adviser and/or Needham & Company, LLC (the “Distributor”), an affiliate of the Adviser. Such officers receive no fees from the Company for serving as officers of the Company. Each of the three Directors who is not an “interested person” (as defined in the 1940 Act) of the Company (each, an “Independent Director”) receives a quarterly retainer of $3,000 and a per-meeting fee of $500. Each Independent Director is also a member of the Audit Committee of the Board and receives a fee of $500 per meeting attended. An affiliate of the Adviser provides an employee to serve as Chief Compliance Officer for the Company and to provide certain related services. The affiliate pays the Chief Compliance Officer’s compensation for acting as such and the Company reimburses the affiliate for the Company’s allocated portion of the expense.

Semi-Annual Report 2021

Notes to Financial Statements (Continued)
June 30, 2021 (Unaudited)

5. Distribution Plan and Brokerage Commissions

The Company has adopted an Amended and Restated Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, each Portfolio may pay compensation to the Distributor or any other distributor or financial institution with which the Company has an agreement with respect to the Retail Class of each Portfolio, with the amount of such compensation not to exceed an annual rate of 0.25% of the daily average net assets of each Portfolio’s Retail Class shares.

During the period ended June 30, 2021, NGF, NAGF and NSCGF incurred and paid brokerage commissions to the Distributor in the amount of $5,027, $2,062, and $125,776, respectively.

6. Temporary Borrowings

Each Portfolio may borrow from banks up to 25% of its total assets and may pledge its assets in connection with these borrowings, provided that no additional investments shall be made while borrowings exceed 5% of total assets.

The Portfolios did not engage in any temporary borrowings during the period ended June 30, 2021.

7. Short Sale Transactions

During the period ended June 30, 2021, NGF and NSCGF sold securities short. Upon selling a security short, the Portfolios record an asset for the settlement amount as “Deposit with Broker for Securities Sold Short” and a corresponding liability, which is marked-to-market to reflect current value.  The broker for the Portfolios’ short sale transactions requires maintenance by each Portfolio of a minimum amount of collateral at all times, regardless of whether any short sales are outstanding.  To the extent necessary to meet the broker’s collateral requirements for open short positions, additional securities will be segregated above the minimum to cover the short positions.  At June 30, 2021, the market value of securities separately segregated to cover short positions was $1,248,300, $1,245,000, and $1,237,680 for NGF, NAGF and NSCGF, respectively.

Additionally, the Portfolios had receivables for Deposit with Broker for Securities Sold Short of $0, $0 and $0 pledged as collateral with a broker in connection with any open short positions for NGF, NAGF, and NSCGF, respectively at June 30, 2021. None of the Funds held any shorts at June 30, 2021.

8. Investment Transactions

The following summarizes the aggregate amount of the cost of purchases and proceeds from sales of investment securities and securities sold short, excluding short-term securities, during the period ended June 30, 2021:

	Purchases	Sales
NGF
Long Transactions	$11,589,391	$13,307,521
Short Sale Transactions	—	286,566
NAGF
Long Transactions	209,605,413	5,719,329
Short Sale Transactions	—	—
NSCGF
Long Transactions	4,516,784	212,589,111
Short Sale Transactions	—	1,134,245

There were no purchases or sales of U.S. government securities during the period ended June 30, 2021.  See footnote 11 for details of transactions with affiliates.

9. Financial Instruments With Off-Balance Sheet Risk

In the normal course of their business, the Portfolios may engage in transactions with off-balance sheet risk, including securities sold short, written options, futures, and forward currency contracts. Transactions in certain financial instruments represent future commitments to purchase or sell other financial instruments at specific terms at specified future dates. Each of these financial instruments contains varying degrees of off-balance sheet risk whereby changes in the market values of the securities underlying the financial instruments may be in excess of the amounts recognized in the financial statements.

Securities sold short represent obligations of the Portfolios to make future delivery of specific securities and, correspondingly, create an obligation to purchase the securities at market prices prevailing at a later delivery date (or to deliver the securities if already owned by the Portfolios). As a result, short sales create the risk that the Portfolios’ ultimate obligation to satisfy the delivery requirements may exceed the amount of the proceeds initially received on the liability recorded in the financial statements.

Needham Funds

Notes to Financial Statements (Continued)
June 30, 2021 (Unaudited)

10. Indemnification

Under the Company’s organizational documents, the Company’s Directors and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the ordinary course of business, the Company enters into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

11. Transactions with Affiliates

NAGF owned 5% or more of the voting securities of the following company during the period ended June 30, 2021. As a result, this company is deemed to be an “affiliated person” (as defined in the 1940 Act) of NAGF (and the other Portfolios). Transactions during the period in this affiliated company were as follows:

				Net Change	Net			Share
	Value at			in Unrealized	Realized		Value at	Balance
	January 1,	Value of	Value of	Appreciation	Gains	Dividend	June 30,	June 30,
Security Name	2021	Purchases	Sales	(Depreciation)	(Losses)	Income	2021	2021
GSE Systems, Inc.	$1,396,065	$—	$(67,914)	$525,537	$(4,573)	$—	$1,849,115	1,033,025

NSCGF owned 5% or more of the voting securities of the following companies during the period ended June 30, 2021. As a result, these companies are deemed to be “affiliated persons” (as defined in the 1940 Act) of NSCGF (and the other Portfolios). Transactions during the period in these affiliated companies were as follows:

				Net Change	Net				Share
	Value at			in Unrealized	Realized		Value at		Balance
	January 1,	Value of	Value of	Appreciation	Gains	Dividend	June 30,		June 30,
Security Name	2021	Purchases	Sales	(Depreciation)	(Losses)	Income	2021		2021
EMCORE Corp.	$8,175,000	$501,002	$(11,581,712)	$(3,015,967)	$6,013,877	$—	$92,200	*	10,000
Frequency
Electronics, Inc.	—	4,808,690	—	91,310	—	—	4,900,000	**	500,000
Intevac, Inc.	8,799,574	3,041,587	(432,880)	(403,101)	29,211	—	11,034,391	**	1,637,150
Total	$16,974,574	$8,351,279	$(12,014,592)	$(3,327,758)	$6,043,088	$—	$16,026,591

*	Issuer was no longer an affiliate as of June 30, 2021.
**	The value of these securities agrees to the Investments in Affiliated Securities, at Value in the Statements of Assets and Liabilities.

12. Federal Income Taxes

No provision for federal income taxes is required since the Company intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute substantially all of its taxable income and capital gains to shareholders. Because income tax regulations differ from GAAP, the timing and character of income and capital gain distributions determined in accordance with tax regulations can differ from income and capital gains recognized for financial reporting purposes. Accordingly, the character of distributions and the composition of net assets for tax purposes can differ from those reflected in the financial statements. These book/tax differences may be temporary or permanent in nature. Temporary differences are generally due to differing book and tax treatment for the timing of the recognition of gains and losses on securities, including post-October losses (as described below). Permanent differences are generally due to differing treatment of net investment losses and distributions paid in connection with redemptions. To the extent these differences are permanent, they are charged or credited to paid-in capital or distributable earnings, as appropriate, in the period in which the differences arise. These reclassifications have no effect on net assets or net asset value per share of each Portfolio.

As of December 31, 2020, the cost, gross unrealized appreciation, gross unrealized depreciation, and the net unrealized appreciation (depreciation) on securities, including proceeds from securities sold short for federal income tax purposes, were as follows:

				Net
		Gross	Gross	Unrealized
		Unrealized	Unrealized	Appreciation
	Cost	Appreciation	Depreciation	(Depreciation)
NGF	$45,946,400	$95,152,555	$(590,303)	$94,562,252
NAGF	23,908,751	51,705,029	(1,189,775)	50,515,254
NSCGF	177,916,785	45,730,686	(4,683,177)	41,047,509

The difference between the tax cost of investments and the cost of investments for GAAP purposes is primarily due to the tax treatment for wash sale losses and as it relates to NAGF Passive Foreign Investment Company income.

Semi-Annual Report 2021

Notes to Financial Statements (Continued)
June 30, 2021 (Unaudited)

As of December 31, 2020, the components of distributable earnings (loss) on a tax basis were as follows:

	NGF	NAGF	NSCGF
Undistributed ordinary income	$767,081	$123,340	$24,170,145
Undistributed long-term capital gains	5,134,595	849,504	—
Unrealized appreciation (depreciation)	94,562,252	50,515,254	41,047,509
Total accumulated earnings (loss)	$100,463,928	$51,488,098	$65,217,654

The tax character of distributions paid during the year ended December 31, 2020 was as follows:

	NGF	NAGF	NSCGF
Ordinary income	$678,314	$1,062	$19,078,759
Net long-term capital gains	6,799,819	2,727,529	564,608
Total distributions paid	$7,478,133	$2,728,591	$19,643,367

In 2020 a portion of dividends was distributed in connection with NEEGX, NEAGX, and NESGX redemptions.

The tax character of distributions paid during the year ended December 31, 2019 was as follows:

	NGF	NAGF	NSCGF
Ordinary income	$—	$—	$414,676
Net long-term capital gains	11,150,898	4,975,386	3,589,387
Total distributions paid	$11,150,898	$4,975,386	$4,004,063

In 2019 a portion of dividends was distributed in connection with NEEGX, NEAGX, and NESGX redemptions.

Under current tax law, capital and currency losses realized after October 31 of a Portfolio’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes.  For the year ended December 31, 2020, the Portfolios had no such losses to defer.

As of December 31, 2020, none of the Portfolios had accumulated capital loss carryovers.

13. New Accounting Pronouncement and Regulatory Update

In August 2018, FASB issued Accounting Standards Update (“ASU”) 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. Management has adopted the relevant provisions of the disclosure framework for the period ended June 30, 2021.

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”).  Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act.  Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions.  Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security.  In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments.  The Funds will be required to comply with the rules by September 8, 2022.  Management is currently assessing the potential impact of the new rules on the Funds’ financial statements.

14. Subsequent Events

Management has evaluated subsequent events through the date the financial statements were issued. This evaluation did not result in any subsequent events that necessitated recognition or disclosures.

Needham Funds

Supplementary Information
June 30, 2021 (Unaudited)

Disclosure of Portfolio Holdings

Each Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. For the Portfolios, this would be for the fiscal quarters ending March 31 and September 30. Each Portfolio’s Form N-PORT reports are available without charge, upon request, by calling 800-625-7071 or on the SEC’s website at http://www.sec.gov.

Voting Proxies on Company Portfolio Securities

A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities and information regarding how the Company voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available without charge, upon request, by calling 800-625-7071 or on the SEC’s website at http://www.sec.gov.

Household Delivery of Shareholder Documents

To reduce expenses, the Company may mail only one copy of the Portfolios’ prospectuses, proxy statements, information statements, and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call the Portfolios at 1-800-625-7071 or contact your financial institution. You will begin receiving individual copies thirty days after receiving your request.

Index Disclaimer

The Portfolios have been developed solely by the Adviser. The Portfolios are not in any way connected to or sponsored, endorsed, sold or promoted by the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). FTSE Russell is a trading name of certain of the LSE Group companies.

All rights in the Russell 2000 Index and the Russell 3000 Index (together, the “Indexes”) vest in the relevant LSE Group company which owns the Index. “Russell®” is a trade mark of the relevant LSE Group company and is used by any other LSE Group company under license. The Indexes are calculated by or on behalf of FTSE International Limited or its affiliate, agent or partner. The LSE Group does not accept any liability whatsoever to any person arising out of (a) the use of, reliance on or any error in the Indexes or (b) investment in or operation of the Portfolios. The LSE Group makes no claim, prediction, warranty or representation either as to the results to be obtained from the Portfolios or the suitability of the Indexes for the purpose to which it is being put by the Adviser.

The source of the data for each of the Indexes is the LSE Group.  © LSE Group 2021. All rights in the Indexes or data vest in the relevant LSE Group company which owns the Index or the data. Neither LSE Group nor its licensors accept any liability for any errors or omissions in the Indexes or data and no party may rely on any Indexes or data contained in this communication. No further distribution of data from the LSE Group is permitted without the relevant LSE Group company’s express written consent. The LSE Group does not promote, sponsor or endorse the content of this communication.

Semi-Annual Report 2021

Supplementary Information (Continued)
June 30, 2021 (Unaudited)

Voting Results Of Special Meeting Of Shareholders

A special meeting of shareholders (the “Special Meeting”) of the Company was held on April 23, 2021.   At the Special Meeting, shareholders voted on a proposal to elect one current director and one director nominee to serve on the Board of  Directors. Further details regarding the proposal and the Special Meeting are contained in a definitive proxy statement filed with the SEC on March 12, 2021.

At the Special Meeting, the following individuals were elected to serve on the Board of Trustees by the shareholders of all Funds voting together in the aggregate:

	Number of Votes For	Number of Votes Withheld
John W. Larson	8,251,150	247,858
David T. Shukis	8,223,129	275,879

Accordingly, effective April 23, 2021, the Board of Directors of the Company consists of the following individuals, each of whom have been elected by shareholders:

George A. Needham, Interested Director	John W. Larson, Independent Director
F. Randall Smith, Independent Director	David T. Shukis, Independent Director

250 Park Avenue, 10th Floor
New York, New York 10177
1-800-625-7071

Investment Adviser:
Needham Investment Management L.L.C.
250 Park Avenue, 10th Floor
New York, New York 10177

President
George A. Needham

Executive Vice Presidents and Portfolio Managers
John Barr
Needham Growth Fund
Needham Aggressive Growth Fund

Chris Retzler
Needham Growth Fund
Needham Small Cap Growth Fund

Directors
George A. Needham
John W. Larson
David T. Shukis
F. Randall Smith

Distributor:
Needham & Company, LLC
250 Park Avenue, 10th Floor
New York, New York 10177
212-371-8300

Administrator, Shareholder Servicing Agent, and Transfer Agent:
U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, WI 53202

Custodian:
U.S. Bank, N.A.
1555 North RiverCenter Drive
Milwaukee, WI 53212

Counsel:
Proskauer Rose LLP
Eleven Times Square
New York, NY 10036-8299

Independent Registered Public Accounting Firm:
KPMG LLP
345 Park Avenue
New York, NY 10154

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.
(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s Chief Executive Officer and Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s first fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable for semi-annual reports.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  The Needham Funds, Inc.

By (Signature and Title)           /s/ George A. Needham
    George A. Needham, President (Chief Executive Officer)

Date     September 2, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)           /s/ George A. Needham
    George A. Needham, President (Chief Executive Officer)

Date     September 2, 2021

By (Signature and Title)           /s/ James W. Giangrasso
 James W. Giangrasso, Treasurer and Secretary (Chief Financial Officer)

Date     September 2, 2021